Posting Supplement No. 56 dated September 23, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 69001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
69001	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 69001. Member loan 69001 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	7.07%
Length of employment:	n/a	Location:	Rochester, NY

Home town:
Current & past employers:	University of Rochester
Education:	Thunderbird - School of Global Management

This borrower member posted the following loan description, which has not been verified:

Taking advantage of excellent credit to pay off credit card

A credit bureau reported the following information about this borrower member on February 20, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	0
Revolving Credit Balance:	$7,586.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	0
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 368469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
368469	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 368469. Member loan 368469 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Retired From Hoosier Energy	Debt-to-income ratio:	19.06%
Length of employment:	20 years 2 months	Location:	Robinson, IL

Home town:	Oblong
Current & past employers:	Retired From Hoosier Energy
Education:	Graduated From Lincoln Trail College

This borrower member posted the following loan description, which has not been verified:

Pay off credit card and home repairs

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,477.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 376658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376658	$11,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376658. Member loan 376658 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,773 / month
Current employer:	Michael's Hess	Debt-to-income ratio:	18.07%
Length of employment:	5 years 3 months	Location:	Waterford, CT

Home town:
Current & past employers:	Michael's Hess
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought my first home two weeks ago, I must replace the roof within 1 year, it is currently 4 layers and is beginning to look really bad with nails from the lower levels bulging up there are no visible leaks but I do not want to take the chance and i would like to replace it before winter, the overall structure of the house is in perfect shape. we have already moved in! I was able to purchase this house at half the price it's valued at and stand to gain $80,000 in equity

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,720.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 380278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380278	$5,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380278. Member loan 380278 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	24 Hour Fitness	Debt-to-income ratio:	10.32%
Length of employment:	n/a	Location:	Austin, TX

Home town:	Waco
Current & past employers:	24 Hour Fitness
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

My name is Chris and I live in Austin, Texas. I???m currently employed at a gym where I sell memberships, a job I???ve done since last December after getting out of school. I???m a hard worker, and I???m usually one of the top performers in the Austin area (out of six clubs). Unfortunately, my job only pays me enough to get by and never enough to get ahead. Overall, I???ve enjoyed the gym experience for the most part, but there are a few things that I???ve learned from working in a corporate environment. First, I???ve learned that I want to work for myself and be my own boss. I don???t have a problem with authority or following directions, but sometimes I feel that I???m not allowed to be creative and put my talents to full use. And though I like the gym industry and studied Exercise Science in college, I???ve learned that the kind of money I want to make cannot be made there (at least from an investment perspective). As long as I work there, I???ll always be trading my hours for dollars, building a business for someone else. I want to invest my time and make the work I do today give me a return at some point in the future. I want to build a business that works for me, to be able to make money even when I???m asleep. At any rate, I am looking to get involved in real estate investing. I???m not looking to quit my gym job, but rather build wealth part-time until I???m in a position to leave. I know that real estate investing is risky, but I have done my research and also have a personal mentor and coach. To be effective in real estate, though, I need a small amount of start-up capital. Every day I get so frustrated at the fact that I have the motivation, desire, and talent to make money, but I don't have the financial means to get the ball rolling. That's all I need. I just need a chance. I hate having debt, and this site was one of the last places I wanted to be. However, I???m willing to take a chance and work hard so I can get ahead. I worked throughout college selling kitchen knives so I could get out of school with minimal debt. I still maintained a 3.4 GPA and was involved in many organizations on campus. I feel I'm responsible and am frugal when it comes to business expenditures. To give you an idea of the influences on my financial background, I am taking Dave Ramsey???s Financial Peace University course. In case you???re not familiar, his advice is pretty straightforward and conservative, and he teaches using a zero-based monthly cash flow plan where ???every dollar is spent before the month begins.??? So for me, I only plan on spending money on bare necessities like a tax ID and business account. I also need to spend money on a personal training certification so I can begin training people. That way I can make the same amount of money I currently make but work less hours (so I can spend more time on real estate). The rest I need to have available for real estate transactions. I have a plan and I'm confident in my ability to execute. Needless to say, I'm very motivated to make money, get out of debt, and start enjoying my life. This loan would give me the chance to change a lot of things for my life. Thanks for reading, and I look forward to working with you.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,688.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415818	$8,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415818. Member loan 415818 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,933 / month
Current employer:	The McCarty Corporation	Debt-to-income ratio:	13.69%
Length of employment:	7 years 4 months	Location:	Austin, TX

Home town:	Alice
Current & past employers:	The McCarty Corporation
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

We have amassed a small debt for medical expenses and delivery of our newest baby. Any help from the Lending Club community would be very helpful.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	41
Revolving Credit Balance:	$14,079.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417023	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417023. Member loan 417023 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,892 / month
Current employer:	SourceMedical	Debt-to-income ratio:	17.19%
Length of employment:	1 year	Location:	NORTH HAVEN, CT

Home town:	New Haven
Current & past employers:	SourceMedical, Career Systems Development - Job Corps (New Haven, CT), Cas Consulting (current self-employment)
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am seeking loan assistance to consolidate debt. Due to changes in credit card terms, cards that were once easy to pay on and pay down have changed to very high rates and unreasonable payment terms. I have always maintain a Excellent to Good credit score. Even if I have had debt, I have always been able to manage it. I want to continue to keep my credit is good to excellent standing. I would love to opportunity to pay off all the debt I owe and put more into personal savings in order to be able to purchase a place of my own. I am a single female that has worked hard and continues to do so. I have even started a small work at home business, helping consumers with health insurance issues and medical billing problems. Today was a great day for one of my clients, as I was able to resolve a very large balance for them that was over 8 thousand dollars. - They no longer have to pay on a payment agreement of $100 per month. As much as I do for others, I would like to try and build myself up again. I have needed to depend on myself. Although I am almost 39 and single without children, this is still very much a future I would like to have. In order to do so, I would love to feel financially free. I can support myself, but I would love it if it were not a continued struggle to make ends meet and get ahead. I have spent alot of time educating myself and the workforce has not been easy, but I do continue to work and think of ways to bring in additional work on the side from my own business. If you should give me this opportunity to free myself of these financial burdens, then I can build up my financial dreams of being a homeowner one day and maybe being a parent, either with finding a soulmate to share in this dream or fostering a child. I very much thank you for the consideration and I hope that you will consider me in this request. I am just one of the individuals out there that would like to be able to get ahead again too, in order to do more in the future.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,560.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 417251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417251	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417251. Member loan 417251 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,042 / month
Current employer:	Boscov's Department Stores	Debt-to-income ratio:	7.78%
Length of employment:	30 years 2 months	Location:	Wyomissing, PA

Home town:	Reading
Current & past employers:	Boscov's Department Stores, American Color & Chemical
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off credit card bills used for medical (parents bills), education expenses and othe misc. items

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,893.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421544	$8,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421544. Member loan 421544 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,189 / month
Current employer:	FirstCaribbean International Bank owned by CIBC	Debt-to-income ratio:	14.05%
Length of employment:	27 years 6 months	Location:	Miami, FL

Home town:
Current & past employers:	FirstCaribbean International Bank owned by CIBC, Barclays Bank PLC
Education:	Nova Southeastern University

This borrower member posted the following loan description, which has not been verified:

I request this loan to primarily assist my daugther with the purchase of a vehicle. She has recently completed college and has now joined KPMG Accounting firm as a junior auditor and she needs transportation to perform her field assignments. I also have two other daughters who are both attending college. One is in her final year of Medical School at Howard University and the other is in her final year as an undergraduate at Caldwell College. Due to the challenging economic times and the rising cost of education I am finding it diffucult to obtain a loan. However, I think any investment in my children's education and their chosen career is a worthwhile effort. My credit history has been reasonably good as I have never defaulted on any loans, and made all payments on time , and I have paid more than the minimum payment in most cases. I have read the requirements of the Lending Club and as my credit report will show that I am a responsible borrower who mainly borrows for worthwhile purpose namely my children'seducation. I trust the lenders of this club will consider my request favorably and will truly be most appreciative. Thank you all.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$490.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430205	$14,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430205. Member loan 430205 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	Food Lion	Debt-to-income ratio:	8.23%
Length of employment:	1 month	Location:	Hopewell, VA

Home town:	Atlanta
Current & past employers:	Food Lion, C&S Wholesale Grocers, Inc.
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I am investing in real estate and need extra money fro repairs.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430697	$18,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430697. Member loan 430697 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Raytheon	Debt-to-income ratio:	10.68%
Length of employment:	4 years 7 months	Location:	Lynn, MA

Home town:	Lynn
Current & past employers:	Raytheon
Education:

This borrower member posted the following loan description, which has not been verified:

looking to get pre approved for up to 18500

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$6,495.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432225	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432225. Member loan 432225 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Hi-Link Technology Group	Debt-to-income ratio:	19.68%
Length of employment:	13 years 4 months	Location:	Stamford, CT

Home town:
Current & past employers:	Hi-Link Technology Group
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for long term loan

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,918.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435038	$9,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435038. Member loan 435038 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Arizona Public Service	Debt-to-income ratio:	12.57%
Length of employment:	6 years 8 months	Location:	Kirtland, NM

Home town:	Gallup
Current & past employers:	Arizona Public Service, BHP Minerals
Education:	San Juan College

This borrower member posted the following loan description, which has not been verified:

Ill use the money to pay off credit cards. I have been employed for 6.8 years and continue to make all my payments. I would like to reduce my number of payments each month.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,412.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438609	$18,825	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438609. Member loan 438609 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,350 / month
Current employer:	tac	Debt-to-income ratio:	22.58%
Length of employment:	14 years 6 months	Location:	OXFORD, OH

Home town:
Current & past employers:	tac
Education:

This borrower member posted the following loan description, which has not been verified:

Would like a fixed rate and to pay one loan off faster. I have good credit but had some medical bills with my newborn daughter.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,535.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439815	$5,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439815. Member loan 439815 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Gateway Harley Davidson	Debt-to-income ratio:	22.70%
Length of employment:	5 years 5 months	Location:	ARNOLD, MO

Home town:	ST. Louis
Current & past employers:	Gateway Harley Davidson, Fazolis
Education:	Jefferson College

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate my debt to make it easier to manage my money

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,608.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440058	$13,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440058. Member loan 440058 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	the home depot	Debt-to-income ratio:	23.61%
Length of employment:	16 years 6 months	Location:	paterson, NJ

Home town:	paterson
Current & past employers:	the home depot, sears
Education:

This borrower member posted the following loan description, which has not been verified:

loan is to pay off and close out a loan from ctifinancial and a home depot credit card interest rates to high on these accounts

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,698.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440154	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440154. Member loan 440154 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Macy's	Debt-to-income ratio:	8.70%
Length of employment:	3 years	Location:	FORT LAUDERDALE, FL

Home town:	St. Catherine
Current & past employers:	Macy's
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

I need some money to make up what I have to purchase a car because I wanted to buy it cash rather than taking out a car loan.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,622.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440548	$4,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440548. Member loan 440548 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Insight Communications	Debt-to-income ratio:	7.30%
Length of employment:	2 years 4 months	Location:	NEW YORK, NY

Home town:	Cleveland
Current & past employers:	Insight Communications
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am moving and need a quick loan to pay for expenses involving movers, broker fee and security deposit.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,817.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440579	$12,875	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440579. Member loan 440579 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	561 Attorney	Debt-to-income ratio:	24.17%
Length of employment:	3 months	Location:	Wellington, FL

Home town:	West Palm Beach
Current & past employers:	561 Attorney, State of Florida
Education:	Washington & Jefferson College, Thomas M Cooley Law School

This borrower member posted the following loan description, which has not been verified:

I need to consolidate my debt into, so I can get a better interest rate. My bills are paid on time and I do not miss payments. I believe this loan will place me in a better financial situation becuse of the lower interest rate, which will reduce my total financial liability each month. Additionally, this Loan would help me obtain a new bed, crib, and various other things for my house and newborn baby. Finally, this loan would aid me in paying the hospital bill .

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,256.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440892	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440892. Member loan 440892 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	metro nort association	Debt-to-income ratio:	1.71%
Length of employment:	11 years 7 months	Location:	NEW YORK, NY

Home town:	new york city
Current & past employers:	metro nort association, metro nort association
Education:	CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,430.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440924	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440924. Member loan 440924 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	University of New Mexico hospital	Debt-to-income ratio:	11.91%
Length of employment:	1 year 1 month	Location:	Albuquerque, NM

Home town:	Austin
Current & past employers:	University of New Mexico hospital
Education:	University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

Loan is to purchace an air racing airplane

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,458.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440946	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440946. Member loan 440946 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Abt Electronics	Debt-to-income ratio:	24.99%
Length of employment:	15 years 6 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Abt Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I need to pay off some high interest credit card debt. We are both securely and gainfully employeed and would like to stop paying such high interest to the credit card companies. I feel that this loan would give us a second chance towards saving and putting some of our hard earned money back into our pockets.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,896.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441042	$20,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441042. Member loan 441042 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Colusa Unified School District	Debt-to-income ratio:	8.86%
Length of employment:	16 years 2 months	Location:	Williams, CA

Home town:	Fort Collins
Current & past employers:	Colusa Unified School District, previously self employed for 21 years
Education:	Porterville College, Sacramento State, Chapman University

This borrower member posted the following loan description, which has not been verified:

I borrowed 20,000 from a friend at 12% interest a few years ago to help my youngest child thru college. I have paid 11,000 back at 500 per month plus interest. My friend presently has a personal need for the money and has asked me if I can pay it off now. I need 9000 to satisfy this comitment and would like to consolidate my c/c debt at the same time. I have good credit and am a teacher (16 years). I have 11,000 of c/c debt. .. That is all of my debt. My net income (after all deductions including health care) is 4,000 per month x 12. My house payment is 950 including taxes and insurance) - so I have a positive cash flow. I own a dependable car and a motorcycle (both paid for, no payments). Because of the housing value decline, I presently have very little equity in my home to draw from - but, I am 61 years old and have never failed to pay any debt my entire life. I am hoping to get A 20,000 loan amortized over 3 years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,881.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441061	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441061. Member loan 441061 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Cafe Select	Debt-to-income ratio:	9.79%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Cafe Select, Stand
Education:	CUNY City College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My name is Miriam. I am requesting a loan of $7,000 to remove debt that I owe. I have been doing a good job so far on my own. Recently the job market has been difficult I do hold a full-time job. I just rather pay off all my bills and then just have to payback the loan in easy monthly payments. I have a good credit score which means I am reliable. I also have a family to feed and rent to pay so this would be a great help. Thank you so much for your time. If you have any questions feel free to ask. Sincerely, Miriam

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,355.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441136	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441136. Member loan 441136 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	n/a	Debt-to-income ratio:	16.82%
Length of employment:	n/a	Location:	marshfield, MA

Home town:	Boston
Current & past employers:	Revenue Solutions, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get more information regarding a debt consolidation loan. If I pay above my required amount will my interest change? Or if I pay off the loan prior to the term end date will I be penalized? Do I need to be a home owner?

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,031.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441182	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441182. Member loan 441182 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	24.66%
Length of employment:	18 years 10 months	Location:	PHILADELPHIA, PA

Home town:	Conshohocken
Current & past employers:	University of Pennsylvania
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to have a line of credit to pay down credit card deb in the next 3 years. I have a good track record of paying bills on time, and a good credit score.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	21
Revolving Credit Balance:	$22,319.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441186	$20,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441186. Member loan 441186 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	American Satellite Providers LLC	Debt-to-income ratio:	6.80%
Length of employment:	5 years 8 months	Location:	Kaysville, UT

Home town:	Moab
Current & past employers:	American Satellite Providers LLC, Primary Residential Mortgage
Education:	Univerisity of Utah

This borrower member posted the following loan description, which has not been verified:

I own at Satellite company. We have been in business for over 5 years now. We have used our credit lines to operate our business and purchase equipment. In the last 6 months, due to the economic situation of the banks, our credit lines have been decreased by $17000.00. This has severely hampered our ability to operate, and increase our business. We will use this money to pay off our current debts and increase our cash flow to run our business. This will allow us to hire back sales reps we have let go, and grow our business. We have never been late on a payment. We look forward to building a strong relationship with a lender. Our gross sales for 2009, January-August is $294889.62.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,179.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441190	$17,050	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441190. Member loan 441190 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	jz international services	Debt-to-income ratio:	24.44%
Length of employment:	1 year 2 months	Location:	linden, NJ

Home town:	belo horizonte
Current & past employers:	jz international services, Continental Airlines
Education:	universidade federal de minas gerais

This borrower member posted the following loan description, which has not been verified:

being born in brazil but living in united states for the past 22 years,being a american citizen,homeowner with 2 sons born in united states,with one going to college,early retired from airline after 20 years of work,opened own export and import company,doing business in brazil.brazil is a country that is handling the economic crises very good,the brazilian economy is already growing. my area of business is cosmetics,(always huge demand)and the with the hollidays I see a great potencial for business in brazil.Iwant to expand the volume of goods that I be will sending to brazil.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	42
Revolving Credit Balance:	$14,157.00	Public Records On File:	1
Revolving Line Utilization:	67.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441196	$13,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441196. Member loan 441196 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	10.80%
Length of employment:	3 years 11 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Bank of America Corp.
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

My wife and I have some medical bills that we put on credit cards. Bottom line is if I can lower my interest rate I'll be able to pay it off sooner. I have no derogatory information on my credit report; Very responsible and if I can save 10% that would be great!!! Please contact me with any and all questions - Thanks in advance for your help!

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,358.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441245	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441245. Member loan 441245 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,625 / month
Current employer:	Mesa View Regional Hospital	Debt-to-income ratio:	7.73%
Length of employment:	4 years 1 month	Location:	Mesquite, NV

Home town:	Sommerville
Current & past employers:	Mesa View Regional Hospital, Huntsville Memorial Hospital
Education:	Springfield Technical Community College

This borrower member posted the following loan description, which has not been verified:

I am applying with your company for a loan, to consolidate a few medical / credit bills with enough left over to make over the kitchen / bathroom of my condo. this will include cabinets and new countertops. by doing so I'll have one monthly payment instead of multiple ones. I have done this twice and both end results were the loan was payed in full - earlier.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	3
Revolving Credit Balance:	$7,429.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441257	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441257. Member loan 441257 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Holloman Engineering	Debt-to-income ratio:	3.35%
Length of employment:	4 years 10 months	Location:	Humble, TX

Home town:
Current & past employers:	Holloman Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Home repairs

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441286	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441286. Member loan 441286 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	US NAVY	Debt-to-income ratio:	15.36%
Length of employment:	9 years 2 months	Location:	Ward, AR

Home town:	new albany
Current & past employers:	US NAVY
Education:	university of southern illinois, University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am trying to lower amount of interest paid monthly on existing 3 credit cards. I am active duty military. Loan terms looking for are 3-4 years. As well I have never been deliquent on any payment.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$23,839.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441290	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441290. Member loan 441290 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	ALL Entertainment Management	Debt-to-income ratio:	8.40%
Length of employment:	2 years 1 month	Location:	Las Vegas, NV

Home town:	Toronto
Current & past employers:	ALL Entertainment Management, Simple Snax
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to help expand my business. I have never been late on any payments and my company has been in business for over 2 years. I will use the loan to buy new equipment for my new shop. I am in the business of organic snacks.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$632.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441343	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441343. Member loan 441343 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,000 / month
Current employer:	Loop Capital	Debt-to-income ratio:	6.46%
Length of employment:	3 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Loop Capital, Deutsche Bank
Education:	Kellogg School of Management - Northwestern University

This borrower member posted the following loan description, which has not been verified:

Looking for a short term loan until my bonus in March. Loan would be used for consolidating credit card and other debt, and to provide short term liquidity. I work as an investment banker and my year end bonus is a significant (over 50%) portion of my income. I was laid off earlier this year so did not get a bonus in 2008 hence my predicament. However, I have a guaranteed bonus with my new employer payable in the first quarter of 2010, which would be used to repay this.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,182.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 441345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441345	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441345. Member loan 441345 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southlake Baptist Church	Debt-to-income ratio:	5.60%
Length of employment:	4 months	Location:	ROANOKE, TX

Home town:	Greenville
Current & past employers:	Southlake Baptist Church, Oakwood Baptist Church, Chick Fil A
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to erase my debt with credit card companies completely. I believe that this loan would help me to pay off the creditors and begin to live a debt free life! Once paying off the creditors, I plan to start a media consulting business for churches. I am already employed at a church with about 10 other churches looking to get me to come in on weekends and help them. A loan at 9.79% is extremely more feasible than paying off 2 credit cards with ridiculously high interest rates! Thanks!

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,152.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441369	$16,800	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441369. Member loan 441369 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	24.06%
Length of employment:	8 years 10 months	Location:	Fanwood, NJ

Home town:	Jersey City
Current & past employers:	New York Life Insurance, Painewebber
Education:	Seton Hall University

This borrower member posted the following loan description, which has not been verified:

Never missed a payment in my life. Credit card issuers get bailed out by the government at the expense of their customers by raising their rates to astronomical levels. In addition, lenders cut all credit availability to their customers by reducing limits. I would like to refinance some of my debt at a lower rate.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,027.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441414	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441414. Member loan 441414 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	16.52%
Length of employment:	3 years 1 month	Location:	NEW BRUNSWICK, NJ

Home town:	Carteret
Current & past employers:	Progressive Insurance
Education:	St Thomas Aquinas College, Sparkill, NY, Kean University

This borrower member posted the following loan description, which has not been verified:

I am looking for money to make final payments for my wedding. I have been making all my credit card and bill payments on time, paying more than the minimum amount on each bill.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	53
Revolving Credit Balance:	$7,959.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441419	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441419. Member loan 441419 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Ed Voyles Honda	Debt-to-income ratio:	23.89%
Length of employment:	4 years 3 months	Location:	Canton, GA

Home town:
Current & past employers:	Ed Voyles Honda
Education:	Isle of Man College UK England

This borrower member posted the following loan description, which has not been verified:

This loan will be used for "Debt Consolidation". I need to lower interest rates from the credit card companies and bring down my monthly payment and have everything paid off in 36 months. I am employed fulltime and have been with the same company for over 4 years. Did not include spouses income..

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	82
Revolving Credit Balance:	$58,686.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441460	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441460. Member loan 441460 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,042 / month
Current employer:	Inova Health System	Debt-to-income ratio:	20.94%
Length of employment:	2 years	Location:	ALEXANDRIA, VA

Home town:	Stuart
Current & past employers:	Inova Health System, American Mobile Healthcare
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

I am seeking out a loan to consolidate high interest credit card debt. I have been employed as a registered nurse for 13 years and have very stable income. I am married and in a stable home. I am not looking to further extend my credit, but rather to pay it off. The loan will be used to pay off my credit cards and close my accounts to these higher intersest lines. My car is paid off and my husband pays the mortgage on our home therfore my primary financial focus is now to pay off debt. The payment on this loan will not be additional money from my income but the same minimum monthly credit card payments used much more wisely! I have borrowed from various lenders in the past with a good credit history and intend to continue to pay my debts in the same reponsible manner. I consider myself to be an excellent candidate for this loan and hope that you do as well.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	16
Revolving Credit Balance:	$28,332.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441494	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441494. Member loan 441494 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Kaiser Paemante	Debt-to-income ratio:	8.90%
Length of employment:	2 years 3 months	Location:	Grass Valley, CA

Home town:	Birmingham
Current & past employers:	Kaiser Paemante, John Muir Medical Center
Education:	Saint Vincent De Paul School of Nursing

This borrower member posted the following loan description, which has not been verified:

Hello Lender, Thank You for reading my information. . I am interested in purchasing a REO home. I am attempting to puchase this home for retirement. I need the additional money for closing cost and minor repairs. I've been a RN since 1982. I am employed with Kaiser Permanente as a case manager. I have excellent credit and have been pre approved for a FHA loan up to $200,000, yet I don't want another mortage loan this high. That is why Iam trying to obtain the REO home and pay cash. My long term goal would be to sell my current home and be able to live mortage free for when I retire. Please feel free to ask me any questions that you may have. Sincerely, Catherine

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441540	$6,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441540. Member loan 441540 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	USMC	Debt-to-income ratio:	12.42%
Length of employment:	1 year 1 month	Location:	REEDLEY, CA

Home town:	Fresno
Current & past employers:	USMC, Presentations Inc., California Sound, Katchakid, Full Gospel Tabernacle
Education:	Reedley College, Fresno City College, Career Connection (Audio Engineering Tech School)

This borrower member posted the following loan description, which has not been verified:

I'm a USMC Scout Sniper and my unit is not providing certain gear that would be very useful on our deployment in November to Afghanistan. The loan is solely to purchase the equipment needed to make myself more effective on missions.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,765.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441550	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441550. Member loan 441550 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	TEK Systems	Debt-to-income ratio:	18.09%
Length of employment:	2 months	Location:	BOCA RATON, FL

Home town:	Bucharest
Current & past employers:	TEK Systems, Headstrong Data Services
Education:	Institute for Informatic Studies

This borrower member posted the following loan description, which has not been verified:

I am interested in purchasing a used motorcycle from a private party (not a dealer) for personal recreational use. I am actively searching for the best quality vehicle at the least amount of money. I also have about $2000 in cash that I want to use as the down payment. I am a mature person holding a high responsibility function in the IT department, with a long record of reliability and respect, and I have never missed a payment on my past or existing lines of credit.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,844.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441558	$6,200	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441558. Member loan 441558 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Girard Environmental	Debt-to-income ratio:	13.22%
Length of employment:	2 years 10 months	Location:	Deltona, FL

Home town:	Russelville
Current & past employers:	Girard Environmental
Education:

This borrower member posted the following loan description, which has not been verified:

Need funds to purchase a new vehicle.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	14
Revolving Credit Balance:	$6,829.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441601	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441601. Member loan 441601 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Canterburytrails Equestrian Ctr	Debt-to-income ratio:	11.77%
Length of employment:	10 years 1 month	Location:	Grovetown, GA

Home town:	Huntsville
Current & past employers:	Canterburytrails Equestrian Ctr, San Diego Union-Tribune, USMC, USAF
Education:	San Diego State University-Main Campus, Southwestern College Chula Vista Ca, Madison County High School

This borrower member posted the following loan description, which has not been verified:

I am asking for a loan of 13,000 to purchase a used 2003 limited edition BigDog Bulldog that was specifically built for Tim McGraw (the singer) in commemoration for 9-11 with its American flag/stars & stripes custom paint job. (The original invoice indicates "Tim McGraw" on it further verifying its limited edition status.)This was bike was also featured in Big Dog's annual calendar and was the most expensive bike made in 2003. My credit report is as follows, TransUnion: 684, Experian: 695, Equifax: 690... I am and have remained current on all my bills for the last 7 years. I have a Chapter 7 Bankruptcy that was Discharged in 2002. This bankruptcy was due to marriage problems which have been resolved. I also have a negative charge of 73 dollars from Cingular phone which I do not know what is, I have never owned a phone with them and have told them that several times. I did not know this was on my credit report until last week. I have had Sprint or Verizon for the last 10 years, their claim is from 2007.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,636.00	Public Records On File:	1
Revolving Line Utilization:	7.40%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441617	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441617. Member loan 441617 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	citizens financial group	Debt-to-income ratio:	17.08%
Length of employment:	1 month	Location:	AKRON, OH

Home town:	Akron
Current & past employers:	citizens financial group
Education:	John Carroll University

This borrower member posted the following loan description, which has not been verified:

I am very responsible and make my payments ontime. I need new appliances for my home as mine are no longer working and I have a credit card I would like to pay off that has a hihg interest rate

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,918.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441627	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441627. Member loan 441627 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	QHR	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Criag, CO

Home town:	Jamestown
Current & past employers:	QHR, Banner Health
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

Upgrading capacity to expand home based coffee roasting business

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,735.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441717	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441717. Member loan 441717 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Tiffany & Company UK	Debt-to-income ratio:	9.80%
Length of employment:	3 years	Location:	Jersey City, NJ

Home town:	Mahwah
Current & past employers:	Tiffany & Company UK, Brinker International
Education:	Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

I am an American citizen with excellent American credit, bank accounts and credit cards in the USA. However I live in the United Kingdom and am looking for a loan to consolidate some major purchases (relocation is expensive), but as I have not been here very long I do not have the credit to qualify for UK loans. I am therefore looking for an American loan to be paid in to and out of my American checking account. I would like to pay a standard monthly rate direct my from account as a standing order, and also have the flexibility to pay off the loan in full should I have the opportunity without major repercussion.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,934.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441758	$5,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441758. Member loan 441758 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Amay Associates	Debt-to-income ratio:	6.20%
Length of employment:	6 months	Location:	Medford, NY

Home town:	Manorville
Current & past employers:	Amay Associates, I.B.E.W local 25, U.S. Army
Education:	University of Florida, Central Texas College

This borrower member posted the following loan description, which has not been verified:

Ladies and Gentlemen, Thank you for your consideration in advance. I am an electrical contractor and currently building a TGIFridays restaurant. I have been in business for three years and have built up a large corporate clientel. My personal credit score has been able to carry me through the start up and first years of business. I have completed roughly 3/4's of the project and have one month till completion. This project has the most aggresive construction schedule I have ever been under and the billing will lag the completion of construction. With that said I need to carry one month of labor without receiving my billing from the general contractor. My final requisition will be to me in the first week of November, at which time I will repay the loan. I feel I am a good candidate for this loan due to my signed contract with the general contractor stating the award for 146,000. In addition my credit score is my life blood of my business and I need all bills to be paid on time or my credit stops and thus my business would follow. I am an american military veteran and have a strong sense of truth, responsibility, and honor. I also have two small children and teach them not only with words but actions. Following through and keeping your commitments and responsibilities is a life skill, one I instill through my actions. Thank you again for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	55
Revolving Credit Balance:	$8,269.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441787	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441787. Member loan 441787 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,882 / month
Current employer:	East Los Angeles College	Debt-to-income ratio:	21.17%
Length of employment:	3 years 2 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	East Los Angeles College, Los Angeles Community College District
Education:	Pace University-New York, East Los Angeles College, Los Angeles City College

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting a loan to pay off at least three of my major debts so that my daughter and I can team up to purchase our family's first home. My plan is to pay off the most major balances so that my FICO score will rise and we can get the home loan with the best rates. This loan would also help to eliminate the number of creditors owed to. I have a credit tracker for all three bureaus, so I hope from that information that it?s obvious I?m serious about keeping up with whom I owe money to. I am always looking for ways to make sure my debts are paid on time and I always try to give more than the minimum due whenever possible. To clarify, I have been working at my job as an administrative secretary at East Los Angeles College for 3 years and have been with the Community College district since 1999. My gross income is approximately $4488 monthly. I just need help to pay off two or three of my largest debts until my husband finds a traditional job and can assist further. Ideally the automatic payments for this loan should be taken on the 15th rather than the 27th of the month and that would be my only caveat. My two wonderful boys and college graduate daughter would love to get into in a house while prices are low and start our search on a level financial playing field; I know that living in our own home would be the answer to a longstanding dream. I sincerely hope you'll be able to help us. Thank you.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,114.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441826	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441826. Member loan 441826 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,092 / month
Current employer:	NBC	Debt-to-income ratio:	0.22%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:	Atlanta
Current & past employers:	NBC, Comedy Central
Education:	Harvard University

This borrower member posted the following loan description, which has not been verified:

My wife and I are expecting our first child and we want to consolidate our debt at a lower interest rate to allow more financially freedom in the future, thank you!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,003.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441831	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441831. Member loan 441831 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Self employed	Debt-to-income ratio:	14.16%
Length of employment:	6 years	Location:	Nevada City, CA

Home town:	Grass Valley
Current & past employers:	Self employed, Pacific Coast Painting, Scheumack Broom Company
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate the credit card debt and vendor debt that I have accumulated over the last 5 years of business and life. Unfortunately because of multiple payments and high interest rates i am fighting a uphill battle. I would like to consolidate this debt in to a single payment at a better interest rate to save money and free up my money to better run my business.. I have good credit and a decent income. I work very hard and would like to be able to save more money towards my future.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,338.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441858	$17,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441858. Member loan 441858 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Saginaw VA Medical Center	Debt-to-income ratio:	17.22%
Length of employment:	3 years 1 month	Location:	SAGINAW, MI

Home town:	Seattle
Current & past employers:	Saginaw VA Medical Center
Education:	Emory University

This borrower member posted the following loan description, which has not been verified:

Physical therapist in need of debt consolidation to decrease interest on several credit cards as well as pay off another installment loan. This payment is about the same as the installment loan, so the payment amount is not a concern. I am in a very stable industry and have had one employer for 14 years and another for 3 years. I have the opportunity to work as much as I want but I'd like to get back to just working one full-time job and spend more time with my family and friends.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,949.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441896	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441896. Member loan 441896 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,525 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	9.27%
Length of employment:	2 months	Location:	YORBA LINDA, CA

Home town:
Current & past employers:	Southern California Edison
Education:	California State Polytechnic University-Pomona

This borrower member posted the following loan description, which has not been verified:

I am going to pay a medical bill (daughter's ER bill) and a credit card bill. I recently was hired on permanent basis from a contractor position. I am a senior analyst at a utility company. My wife is currently in a Medical Analyst internship (there is a shortage in the medical field. You must have a bachelors or masters (my wife has both) in a physical or biological science). There is no tuition for the internship. By next year we expect her to be working. Our revenue should be going this year.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,899.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441909	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441909. Member loan 441909 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	CVT	Debt-to-income ratio:	22.55%
Length of employment:	6 years 7 months	Location:	MISSION VIEJO, CA

Home town:	Mission Viejo
Current & past employers:	CVT, OC Diagnostic Imaging
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I'm going to Las Vegas Trip with my friends and it was a last minute decision. I have two car loans and 2 credit cards and I always pay my dues in a timely manner. I believe in capitalism and I believe if you work hard and honest you should be rewarded for it. I understand that this is your hard earned money so I definitely will pay you back. Thank You and God Bless

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,149.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441999	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441999. Member loan 441999 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	UNISYS	Debt-to-income ratio:	15.01%
Length of employment:	9 years 8 months	Location:	BELTSVILLE, MD

Home town:	Hyderabad
Current & past employers:	UNISYS
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I have about 20,000 balance on credit cards at an average rate of 13%; and I am trying to payoff this balance at a faster rate by consolidating and paying more towards the principle. As you can verify I am never late of paymnets, and able to pay the minimum balance on all these cards right now! and my only way out is to payoff as loan. Please help me to get me out of debt. Praveen

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,306.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442000	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442000. Member loan 442000 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Self-Employeed	Debt-to-income ratio:	6.14%
Length of employment:	8 years 8 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Self-Employeed
Education:	South Texas College

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,776.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442037	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442037. Member loan 442037 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	US Navy	Debt-to-income ratio:	17.78%
Length of employment:	6 years	Location:	Greenwood Village, CO

Home town:	Denver
Current & past employers:	US Navy
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I am consolidating my two credit cards in an effort to get rid of my debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,498.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442052	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442052. Member loan 442052 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	XL Capital	Debt-to-income ratio:	18.45%
Length of employment:	2 years 2 months	Location:	Harleysville, PA

Home town:	Philadelphia
Current & past employers:	XL Capital, Philadelphia Insurance Company
Education:	La Salle University, Villanova University

This borrower member posted the following loan description, which has not been verified:

I would like a loan to payoff my 2 major credit cards, both of whon are with Chase. I had a low fixed interest rate on both cards and then the rate and minimum payment amount was raised last December. The minimum payments are killing me and when I try to pay more than the minimum, I am left with nothing to live on until the next paycheck. I just bought a condo in December before then rates were increased. I am responsible with my payments and feel if I can just get the interest rate lowered, than I will be able to pay the cards off with no problem. I contacted Chase and asked them to lower the rates and they declined my request, not suprisingly.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,074.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442069	$12,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442069. Member loan 442069 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Pricewaterhouse Coopers	Debt-to-income ratio:	17.61%
Length of employment:	1 year	Location:	NEW ROCHELLE, NY

Home town:	New Rochelle
Current & past employers:	Pricewaterhouse Coopers, Angelina's of Tuckahoe
Education:	Iona College

This borrower member posted the following loan description, which has not been verified:

Currently have 12,300 in credit card debt that I would like to consolidate into one loan. This will enable me to have a fixed period of time to get out of debt while only paying interest on one principal balance rather then five different credit cards. I have a good credit score and wish to keep it that way, therefore, the commonly advertised debt consolidation programs as seen all over the internet are not practical for me because I am not delinquent, nor will I ever be on any of my debt. Additional information available upon request.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,441.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442205	$6,200	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442205. Member loan 442205 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Securitas Security	Debt-to-income ratio:	0.00%
Length of employment:	1 year 10 months	Location:	Miami Gardens, FL

Home town:	Miami Gardens
Current & past employers:	Securitas Security, Bryant Security
Education:	Miami Lakes Educational Center

This borrower member posted the following loan description, which has not been verified:

Business Credit is the driving force for this loan! I plan to deposit $6,000 into a safe and secured certificate of deposit (CD) at an FDIC local bank, borrow against it, to build credit with the bank so that I can get an large loan, purchase collateral, equipment and use strategic marketing to take my future business to the next level. My ultimate goal is to build a long-term relationship with my local banks so that my stockholders can yield a safe return. I am a good candidate for this loan because I have a well-established credit record, numerous revolving credit lines, I am dependable and reliable, and self-motivated and a record of paying on time. Thank you for your time and consideration

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442206	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442206. Member loan 442206 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	STOLL AMERICA	Debt-to-income ratio:	7.30%
Length of employment:	13 years	Location:	GARDEN CITY, NY

Home town:	EAST WILLISTON
Current & past employers:	STOLL AMERICA, IDEXX LABORATORIES
Education:	HOFSTRA

This borrower member posted the following loan description, which has not been verified:

I'm looking to payoff credit card debt at a better interest rate than I currently have. I tried to negotiate with the banks, but they have been very rigid. Many banks have been setting new terms so I chose to close those accounts and pay them off. This is why my credit report shows not too much available credit compared to credit limit. This is keeping my credit score in the 600's. My budget is very reasonable as I now live in my mother's house (my father recently passed away so I am there to take care of her). My monthly expenses are low because of this. I am single with no children. You will see that I am never late with payments as my accounts are all current. My goal is to payoff these debts quicker and a loan at a lower interest rate would accomplish this. I am a very good investment for you due to these factors. In addition, I would prefer to pay interest to you rather than the money hungry banks which caused these higher rates in the first place!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,749.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442216	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442216. Member loan 442216 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,117 / month
Current employer:	Wachovia Corp.	Debt-to-income ratio:	14.06%
Length of employment:	2 years 1 month	Location:	Meriden, CT

Home town:
Current & past employers:	Wachovia Corp., Wells Fargo
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

Hello! I am employed full time, attend school full time in pursuit of my BA (only 9 more months to go!), and I live with my hubby & 2 year old son. My hubby was laid off from his job in October 2008, and (thankfully) joined the ranks of the employed again this past April, but it took a toll on our finances. I'm hoping to get our loan approved so that we can consolidate our bills into one payment with a fixed payment schedule.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	59
Revolving Credit Balance:	$55,912.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442232	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442232. Member loan 442232 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	self employer	Debt-to-income ratio:	12.95%
Length of employment:	14 years	Location:	WILBRAHAM, MA

Home town:	Collingswood
Current & past employers:	self employer, Perkins School for the Blind, Royal New Zealand Foundation for the BLind, Hillsborough County Schools
Education:	University of Florida; Western Michigan University

This borrower member posted the following loan description, which has not been verified:

We desperately need to renovate a part of our home. I would like to take out a loan to do this. I have fully started back to work this year. I make between $6,000.00 to $8,000.00 a month, so I will be able to pay this loan and a few credit cards down this year. I just need help to do it.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,586.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442247	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442247. Member loan 442247 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	23.18%
Length of employment:	2 years 4 months	Location:	Shepherdsville, KY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off my credit card debt with a consolidation loan. However, I do not have anything to use for collateral.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,557.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442271	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442271. Member loan 442271 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Coosa Country Club	Debt-to-income ratio:	6.81%
Length of employment:	1 year	Location:	Rome, GA

Home town:	Vicksburg
Current & past employers:	Coosa Country Club, Antoine's restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

I have a very secure well paying job, but my wife and I feel as if we are drowning in debt. We are on time with all of our payments, but feel like we are not moving forward or gaining any momentum on clearing our debt. We are good ,honest,responsible individuals who just can seem to get any help in the matter. I had my own business for 11 years, and when I closed it 8 years ago I had to declare chapter 13 bankruptcy. I made payments of 1500 dollars a month for five years and paid off my debt. I know that admitting this may hurt my chances at getting a loan, but I don't want anything for free or that I have not earned and take full responsibility for my debts, and just want to find a reasonable way to pay them off and not feel like I am losing my mind trying to get out of debt. Most of the debt was accumulated in a job relocation to a area where the cost of living handed us a shovel to dig the hole we now stand in. Any help would be greatly appreciated and paid back in a timely manner. Thank you for your time.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,418.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442283	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442283. Member loan 442283 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,182 / month
Current employer:	Blue Gem Jewerly	Debt-to-income ratio:	8.80%
Length of employment:	3 years 6 months	Location:	Los Angeles, CA

Home town:	Seoul
Current & past employers:	Blue Gem Jewerly
Education:	Seoul University

This borrower member posted the following loan description, which has not been verified:

Hi. I am applying for a loan to cover my children education expenses.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,831.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442326	$11,700	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442326. Member loan 442326 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,633 / month
Current employer:	Black Hills Federal Credit Union	Debt-to-income ratio:	22.66%
Length of employment:	2 years 4 months	Location:	Rapid City, SD

Home town:	Sioux Falls
Current & past employers:	Black Hills Federal Credit Union, Citigroup Inc.
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

My husband was recently injured, shattering his wrist which required surgery. As an electrician and small business owner, he was out of work for a short time. One month after his accident, our 13-month old son was hospitalized with pneumonia. I am happy to say my husband is back to work full-time, and my son is fully recovered. However, we drained our savings and have additional credit card debt as well as several medical bills. I have never been late on a payment, and work in the financial services industry. I take my credit very seriously and just need help getting out of this current rut. I would be happy to answer any questions and hope you are able to assist. Thank you.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,677.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442381	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442381. Member loan 442381 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	GBH CPAs	Debt-to-income ratio:	13.68%
Length of employment:	2 years	Location:	The Woodlands, TX

Home town:	Coleman
Current & past employers:	GBH CPAs, Malone & Bailey, PC
Education:	Sam Houston State University, Angelo State University, Stephen F Austin State University

This borrower member posted the following loan description, which has not been verified:

In April several of the credit card companies that I have balances on raised my interest rates up between 4-6%. I called all of the companies and they said the rate increase was due to the upcoming credit legislation that would put restriction on future rate hikes. I am now paying as much as 24% on some of my credit cards. While I can easily make the monthly payment the portion that is being applied to the balance has been greatly reduced with the increase in the rate. I would like to pay off some of these high rate credit cards with a lower rate loan. I work as an accountant for a public accounting firm and have been employed at my position for 3 years. I would like to be out of consumer debt in the next 3 years and by paying lower interest rates I can easily meet this goal.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,561.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442382	$18,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442382. Member loan 442382 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	FTL Trucking	Debt-to-income ratio:	1.12%
Length of employment:	2 years	Location:	Antelope, CA

Home town:
Current & past employers:	FTL Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to pay off the credit cards we have which is about 4100.00 We need to complete a new bathroom, and my wife is expecting another child making 3 children total, So we want to remodel our office to a child's room.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,995.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442405	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442405. Member loan 442405 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Marriott International Inc.	Debt-to-income ratio:	9.11%
Length of employment:	10 years 2 months	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Marriott International Inc.
Education:	Florida Gulf Coast University LCOB, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debt into a single, fixed monthly payment at which time I will close out all but one of my credit cards. I am a good candidate because I have been with the same employer for over 10 years, and I have a substantial 401K that I really don't want to touch, but if an emergency did come up, I could tap that to cover this loan.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,091.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442421	$8,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442421. Member loan 442421 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	ny presbyterian hospital	Debt-to-income ratio:	2.90%
Length of employment:	12 years 4 months	Location:	BROOKLYN, NY

Home town:	st.michael
Current & past employers:	ny presbyterian hospital, warren tempt
Education:

This borrower member posted the following loan description, which has not been verified:

in intend to use the money to pay off in full 7 accounts and purchase new furniture. i think i am a good candidate because i paid my bills on time,never late or miss a payment and i have a full time job for the past 12 years.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,980.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442443	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442443. Member loan 442443 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Engineering Services Network, Inc.	Debt-to-income ratio:	11.62%
Length of employment:	1 year	Location:	Alexandria, VT

Home town:	Fairfax
Current & past employers:	Engineering Services Network, Inc., Worldwide ERC
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

Hello, I wanted to share a bit about myself and my interest/reason for obtaining a loan to invest in my education. I work full-time as a successful portfolio/project manager in the Washington D.C. area while also studying to complete my undergraduate degree from Indiana University. Most of my degree-work was actually completed at Indiana University- Bloomington during 1997-2002 (whenever I was able to cover tuition costs since my parents could only partly contribute with 2 of my 3 siblings also in college at this time). In August 2002, I returned home with the intention of transferring my IU credits to George Mason University in order to complete my degree cheaper & faster. I was quickly offered, and began working, a job which, one year later, led to my next job, also my first job, in the project management field. Since then I've worked my way up searching for, and taking advantage of, any opportunity/ task that could help increase my skill set and allow me to gain a large amount of experience within a short timeframe. I further invested in my career by 'backing up' my skills/ experience with a project mgmt certification thru Jones Int'l University and a MCTS designation for managing projects thru Microsoft. Although I love my job/career track, make a good living at it, and with the continuing growth of the project mgmt field, have a great job outlook, realized I still didn't feel fulfilled since I didn't have my college degree. (And after years of being nagged, promised my mom I would finish, as much for her, as myself :-) I found out, with a bit of research, I could actually fulfill my remaining credits at IU thru correspondence courses and began taking classes soon after. I'm now looking to register for my last 6 classes and am writing you in search of a loan to help cover costs. I'm shopping for a competitive fixed-rate / $10,000 / 36-month loan. I would categorize myself as an ideal/ responsible borrower based on the fact that I have always been a good borrower in the past and also considering all of my bills are paid on time and I maintain a good credit score. I also feel my 'character', as evident in my strong work ethic and ability to repeatedly set/meet goals, is indicative of a reliable candidate. Please feel free to contact me your best rates/ terms. Thank you!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,901.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442492	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442492. Member loan 442492 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Oxnard Auto Brokers	Debt-to-income ratio:	6.30%
Length of employment:	3 years	Location:	Oxnard, CA

Home town:	Oxnard
Current & past employers:	Oxnard Auto Brokers, Smart Choice Auto Sales
Education:	Oxnard College

This borrower member posted the following loan description, which has not been verified:

To pay off Chase Visa Card. They just change my interest rate from 7.99 to 21.24 APR

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,339.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442500	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442500. Member loan 442500 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	GRAVES CONSTRUCTION/COASTAL ABSENTEE SERVICES	Debt-to-income ratio:	10.10%
Length of employment:	4 years 3 months	Location:	BLUFFTON, SC

Home town:	Charleston
Current & past employers:	GRAVES CONSTRUCTION/COASTAL ABSENTEE SERVICES, PRUITT CORP.
Education:	Trident Technical College

This borrower member posted the following loan description, which has not been verified:

I have never missed a credit card payment in my life and feel like I am in a hole. I have a credit card with Bank of America, Chase and American Express, I have cancelled AE and will cancel my Chase if some one will help. This is the first time I have asked for help and I am not enjoying it. But I realize I lived outside of my means and need to fix this. Thanks

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,366.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442501	$9,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442501. Member loan 442501 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Nationial oilwell Varco	Debt-to-income ratio:	18.58%
Length of employment:	5 years 1 month	Location:	Provo, UT

Home town:	Evanston
Current & past employers:	Nationial oilwell Varco
Education:	Utah Valley State College

This borrower member posted the following loan description, which has not been verified:

Our family used credit cards to live but they where to easy and we kept using them. Now we have four cards that we would like to combine into one payment plus cancell the cards. My husband and I are both employeed but the credit card payment with the high interst makes it hard to pay more and get out of dedt to live a fuller life plus the stress would be a little easier knowing there is and end.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,356.00	Public Records On File:	1
Revolving Line Utilization:	98.10%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442512	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442512. Member loan 442512 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ISO New England Inc	Debt-to-income ratio:	16.66%
Length of employment:	6 years 9 months	Location:	Springfield, MA

Home town:	Springfield
Current & past employers:	ISO New England Inc, McDonalds, Six Flags (previously Riverside)
Education:	Western New England College, Springfield Technical Community College

This borrower member posted the following loan description, which has not been verified:

I'm looking to rid myself and my family of Credit Card debt accrued because of the unfortunate and unexpected termination of my spouse's job during her pregnancy (for unjustifiable reasons) just over a year and a half ago. I'm very reliable on making timely payments and have excellent pay history with the credit card companies. I've a solid working history -> 6+ years as an engineer with my current employer. Obtaining a loan would provide two things for us: 1. Lower interest rate equating to more cash flow 2. Reduced credit debt equating to increased and improved credit score 3. Get us back on the path of obtaining our goals - one being the ownership of our own home

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	58
Revolving Credit Balance:	$29,319.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442661	$17,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442661. Member loan 442661 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,292 / month
Current employer:	Ga Dept of Revenue	Debt-to-income ratio:	15.80%
Length of employment:	25 years 6 months	Location:	WINDER, GA

Home town:
Current & past employers:	Ga Dept of Revenue
Education:	Gainesville State College

This borrower member posted the following loan description, which has not been verified:

I am seeking a fixed term loan to pay off credit card debt. I need a fixed term of 4 yes if possible and interest not to exceed 14%. I plan to close credit card accounts and pay myself out of debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,441.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442716	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442716. Member loan 442716 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	self employed commercial property	Debt-to-income ratio:	7.33%
Length of employment:	12 years	Location:	pompano, FL

Home town:	Waterbury
Current & past employers:	self employed commercial property
Education:	mattatuck community college

This borrower member posted the following loan description, which has not been verified:

I also have a home improvement project on my commercial income property.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,084.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442767	$11,300	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442767. Member loan 442767 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,491 / month
Current employer:	AM Skier	Debt-to-income ratio:	19.05%
Length of employment:	8 years	Location:	NARROWSBURG, NY

Home town:	Newburgh
Current & past employers:	AM Skier, Frontier Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

I have been employed for 8 years full time for AM Skier Agency and part time for 4 years at a Deli in Barryville, NY

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,720.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442775	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442775. Member loan 442775 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	FBC of Westfield	Debt-to-income ratio:	20.46%
Length of employment:	9 months	Location:	Clementon, NJ

Home town:	Clementon
Current & past employers:	FBC of Westfield, CVS Caremark Corp., Clementon Park and Splash World, YMCA
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

2008 was a tough year. I spent the entire year unemployed or underemployed due to various workplace closings and position eliminations. I was forced to decide each month which bills I'd be able to pay, and this hurt my credit big time. I often had to pay for bills using a credit card... and then I'd have the same payment due for the card the next month. It was a mess. In the beginning of this year, I accepted a new position as a Youth Leader/Asst Music Director at a church, and I am loving every minute of it. The really great thing here is that I am receiving a paycheck that allows me to pay off my debt from last year. Unfortunately, my delinquency from last year has sky-rocketed the interest rates on these debts. I would love to be able to pay off the debt I accrued ASAP because I have a long commute, and if I didn't have such huge payments every month I could afford housing closer to where I work, and maybe even an engagement ring! (don't tell!) Thank you so much and God bless you for all your help!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,722.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442801	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442801. Member loan 442801 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	City of Reno	Debt-to-income ratio:	15.83%
Length of employment:	2 years 7 months	Location:	RENO, NV

Home town:	Reno
Current & past employers:	City of Reno, Grand Sierra Resort, Best Buy Co. Inc.
Education:	University of Nevada-Reno, Truckee Meadows Community College

This borrower member posted the following loan description, which has not been verified:

Hi there! This loan application was initially approved through LendingTree, and I will be using it to consolidate some of the more predatory interest rates from credit cards. I am fully capable of paying this amount every month, as I have been paying upwards of $800 every month due the aforementioned high interest rates. I have attempted to work with these companies individually to negotiate more fair rates due to my tenure with their companies, but they have thus far proven to be unwilling. That said, I would be more than happy to bring my money to an organization/lender who appreciates it and who may understand that this is a network of people, who can help one another with simple cooperation.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,923.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442830	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442830. Member loan 442830 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,166 / month
Current employer:	a1 testing	Debt-to-income ratio:	5.18%
Length of employment:	3 years 3 months	Location:	RICHMOND HILL, NY

Home town:	grancouva
Current & past employers:	a1 testing
Education:

This borrower member posted the following loan description, which has not been verified:

i want to pay my 2 credit card and have 1 payment which i can pay each month the lower the interest the better it is thank you

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,403.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442853	$9,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442853. Member loan 442853 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Roth Building Company	Debt-to-income ratio:	22.91%
Length of employment:	6 months	Location:	LAKEWOOD, NJ

Home town:	Brooklyn
Current & past employers:	Roth Building Company
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

HI i am looking for a loan to consolidate my debt i always pay more than the minimum probably around 800 each month and more when i can i always pay on time and make sure my loans come first. i am just getting tired of keeping up with all the cards i have made some bad financial choices over the years, but have since learnt to balance a budget.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,703.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442934	$10,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442934. Member loan 442934 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Gale Brickman Agency, Inc.	Debt-to-income ratio:	10.80%
Length of employment:	4 months	Location:	Melville, NY

Home town:	Nesconset
Current & past employers:	Gale Brickman Agency, Inc., Self
Education:	Pohs Institute

This borrower member posted the following loan description, which has not been verified:

I have recently purchased an existing Allstate agency and have hired licensed, salaried staff to grow and expand the business. Although the business has increased in volume and value since my purchase, there have been many unknown and undisclosed expenses which must be taken care of to reach our goal. A loan and/or investor would help tremendously at this time.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$191,303.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 442940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442940	$14,075	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442940. Member loan 442940 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gale Brickman Agency	Debt-to-income ratio:	22.75%
Length of employment:	4 months	Location:	Shirley, NY

Home town:
Current & past employers:	Gale Brickman Agency, Euro mortgage Bankers
Education:

This borrower member posted the following loan description, which has not been verified:

I am a single mom with 2 boys one in college and one in high school and have been supporting myself for the last 8 years and have worked for mortgage companies that have gone out of business and during this time i have had to borrow from credit cards to support my self and son's. I live on long Island New York and rent and would love to be able to consolidate my debt so that i could save and buy a home for my children. I aslo do not want to have to claim bankruptcy.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	34
Revolving Credit Balance:	$18,013.00	Public Records On File:	1
Revolving Line Utilization:	61.90%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442958	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442958. Member loan 442958 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Northeast Wisconsin Technical College	Debt-to-income ratio:	2.70%
Length of employment:	8 years 9 months	Location:	Coleman, WI

Home town:	Oconto Falls
Current & past employers:	Northeast Wisconsin Technical College, Paula Crum, DDS, MS
Education:	Silver Lake College

This borrower member posted the following loan description, which has not been verified:

I am currently approved for a home mortgage loan but need a short term loan for the down payment. I have recently divorced with my home on the market for sale. Once the home sells, I will have the finances to pay the short term loan off. I am unable to withdraw money from my retirmentment program or borrow against the policy due to it being a pension plan vs. a 401k.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,914.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442963	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442963. Member loan 442963 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	10.28%
Length of employment:	n/a	Location:	WARWICK, NY

Home town:	Passaic
Current & past employers:	Dial America Marketing
Education:	Rowan University, Bloomsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

If approved, I wish to consolidate my credit card debt that I have amassed over the last few years while remoldeling my home and eliminate my credit card accounts for good.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,356.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442990	$8,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442990. Member loan 442990 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,333 / month
Current employer:	SoBran Inc	Debt-to-income ratio:	8.98%
Length of employment:	7 years 8 months	Location:	SILVER SPRING, MD

Home town:	Kampala
Current & past employers:	SoBran Inc, Bionetics Corp, priority one services
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to install a 60x12 foot concrete driveway. My county has enacted a law that no recreational vehicles may be parked on the street. I have a bass boat and I purchased a new toyota tundra to tow it. If I cannot install the driveway I will have to get rid of the boat and new truck. Not what I want to do. The total cost is 11000 dollars and I will pay the rest out of my savings. My free credit report scores me at 750. I have had credit problems in the past but have realized how important credit is. I am a professional working at the National Institutes of health with an FBI clearance and have done extensive work to clean my credit for employment purposes.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$905.00	Public Records On File:	2
Revolving Line Utilization:	12.00%	Months Since Last Record:	36
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443000	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443000. Member loan 443000 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,947 / month
Current employer:	Clark County Nevada	Debt-to-income ratio:	14.47%
Length of employment:	2 years 6 months	Location:	Las Vegas, NV

Home town:	Las Vegas
Current & past employers:	Clark County Nevada, University Medical Center of Southern Nevada
Education:

This borrower member posted the following loan description, which has not been verified:

In the last couple of months the interest rate on my credit cards has jumped drastically. I wasn't late on any payments or anything, I'm just one of many victims of a particularly despicable tactic that credit card companies are using to increase their profits. I have been continuosly employed in local government for the last 7 years and my employment is extremely stable.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,891.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443001	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443001. Member loan 443001 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	13.83%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:	Burlingame
Current & past employers:	Amideast
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have very good credit and intend on repaying this loan as soon as possible.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,551.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443071	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443071. Member loan 443071 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,375 / month
Current employer:	HSBC Bank USA	Debt-to-income ratio:	7.95%
Length of employment:	8 years 6 months	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	HSBC Bank USA
Education:	Kaplan University, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Thank you for the loan offer. I must have this money in my bank account by tomorrow, but the latest Thursday morning to make the final payment on my wedding cost. I was prepared to pay the venue $12000 in cash, but was surprised today by a deficit of $6000. If I do not get this loan, the wedding that I have been planning for the last year, will not happen. The wedding is this Saturday (09/19/09) and guests are scheduled to arrive by Friday. If the wedding is cancelled, I will lose more money in funds that cannot be refunded due to contractual obligations than what I will be paying back in this loan. Worst of all, my fiancee, will be devastated. This loan will be paid on time and possibly before. You will not be disappointed. I have always paid my debts by the due date or before.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$18,507.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443110	$13,475	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443110. Member loan 443110 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Bravo Development INC	Debt-to-income ratio:	22.11%
Length of employment:	1 year 7 months	Location:	Chesterfield, MO

Home town:	St. Louis
Current & past employers:	Bravo Development INC, Brinker International
Education:	St. Louis Community College - Forest Park

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay off my credit card balances and consolidate the debts into a single, lower interest rate loan. Traditional lending has not met my needs, as my bank does not offer debt consolidation loans and I am not a home owner (so I do not have equity available to me).

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,522.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443126	$13,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443126. Member loan 443126 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Bombardier Flexjet	Debt-to-income ratio:	9.43%
Length of employment:	3 months	Location:	Los Angeles, CA

Home town:	Fairfax
Current & past employers:	Bombardier Flexjet, Pfizer Inc., Novartis Pharmaceuticals
Education:	University of North Carolina at Chapel Hill (UNC), New York University (NYU), University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I'm a bright, young, award-winning sales executive with 11 years of dedicated professionalism, including 7 1/2 high-performing years with two of the world's top pharmaceutical companies. My career continues to be on the upswing: Despite the down economy, I've recently landed [and have been closing deals for several months at!] my dream job: Sales Director for Bombardier Aerospace, the #1 manufacturer of business jets (we're the maker of Learjet). I sell private jets to ultra-high net worth individuals and corporations. As a company, we're unique stanced in that we are both GROWING and in a very solid position of leadership in our industry. Unfortunately, my personal life last year did not fare so well: I've just completed a lengthy divorce. That upheaval threw my financial life and budget out of balance, since part of our agreed-upon settlement arrangement included the quick close-out and separation of our mutual financial obligations (related to our jointly-held home mortgage and property management). I am now ready for--and humbly ask for your help in securing--a fresh start! This loan will enable me to finalize my personal separation by consolidating (and compartmentalizing) MY debt from my ex-husband's. I simply want to recover from the split financially and start fresh. My financials: With an expected job income of $160K+ annually, plus renting my house for $57,600 annually to cover my mortgage ($4800/mo), I'm confident I'll have a firm grasp on my monthly expenses and will be able to repay this loan dependably. My goal--which is very attainable given my great job, personal aptitude, and my unparalleled work ethic: In three years' time (I'm aiming for two!), I will be back on my feet and 100% debt-free! I appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,576.00	Public Records On File:	1
Revolving Line Utilization:	68.60%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443194	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443194. Member loan 443194 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.96%
Length of employment:	2 years	Location:	MIDLOTHIAN, VA

Home town:	Kent
Current & past employers:	Self Employed, Childcare Provider, Home Stationery Business
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to pay off all of my debt, in a set time, for a set amount each month. I want to be rid of my debt, but am not one of those people that walks away or defaults on their credit. My credit score is something I pride myself on!

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,425.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443206	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443206. Member loan 443206 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,483 / month
Current employer:	bankers life and casualty company	Debt-to-income ratio:	18.72%
Length of employment:	11 years 10 months	Location:	chicago, IL

Home town:	Richmond
Current & past employers:	bankers life and casualty company, pioneer insurance
Education:	McHenry County College

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off debts faster and help retire debt free after that. I am a full time employee at same company for approx 12 years and pay all my bills on time - I just nee a payment structure with lower interest rates to get this done sooner

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,770.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443239	$15,350	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443239. Member loan 443239 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,524 / month
Current employer:	St.Lukes Hospital	Debt-to-income ratio:	15.47%
Length of employment:	3 years 6 months	Location:	OVERLAND PARK, KS

Home town:	Moran
Current & past employers:	St.Lukes Hospital, Shawnee Mission Medical Center, Good Samaritan Hospital, Emerson Hospital
Education:	Kansas State University, Washburn University, University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm using this loan so finish my masters degree.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,713.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 443247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443247	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443247. Member loan 443247 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	17.60%
Length of employment:	n/a	Location:	CLARKSVILLE, AR

Home town:	Dublin
Current & past employers:	Clarksville Light and Water
Education:

This borrower member posted the following loan description, which has not been verified:

Backyard renewal project: patio re-surfacing, flower beds, sod, and patio furniture.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	39
Revolving Credit Balance:	$57.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443262	$14,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443262. Member loan 443262 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ipsco Koppel Tubulars Corp	Debt-to-income ratio:	6.00%
Length of employment:	3 years 8 months	Location:	Ambridge, PA

Home town:	Aliquippa
Current & past employers:	Ipsco Koppel Tubulars Corp, Ergonomics and Safety Services Inc.
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am humbly requesting a loan amount of $14,000. I came across your program from my financial advisor and you have also helped a couple of my friends with great success. The money that I'm requesting will put me in a better financial situation. I plan to use the money to pay off my vehicles, 2 credit cards, and my 401k loan. I understand that this is a 3 year program which is perfect for me because I am a steelworker and we signed a 3 year contract with my Union for an even bigger hourly rate. The reality is that if you don't have a good history with credit, one can't really do much. I have made a few mistakes with my credit but it's healing very well with a score of 666. I sincerely hope I can receive the help you have so generously gave my friends. Thank You!

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,221.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443265	$12,300	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443265. Member loan 443265 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,309 / month
Current employer:	U. S. Postal Service (ret. on disability	Debt-to-income ratio:	18.17%
Length of employment:	16 years 3 months	Location:	Wilburton, OK

Home town:	Ardmore
Current & past employers:	U. S. Postal Service (ret. on disability, U.S. Army Ammuntion Plant
Education:	East Central University, Ada, Ok.

This borrower member posted the following loan description, which has not been verified:

Hello: I am a responsible borrower and I have always paid my bills on time but I have received a letter from everyone of my credit card company stating that they are either raising my interest rates or dropping my account. I seen your company on CNN and it sounded to good to be true!! I would like to be considered for a loan to pay all these bills off.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	61	Months Since Last Delinquency:	19
Revolving Credit Balance:	$6,628.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443272	$8,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443272. Member loan 443272 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,730 / month
Current employer:	Sound Medical	Debt-to-income ratio:	13.81%
Length of employment:	2 years 6 months	Location:	Shirley, NY

Home town:	Patchogue
Current & past employers:	Sound Medical
Education:	Suffolk County Community College - Nursing Program

This borrower member posted the following loan description, which has not been verified:

I will use this money to help my brother pay for his wedding.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	63	Months Since Last Delinquency:	4
Revolving Credit Balance:	$8,704.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443279	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443279. Member loan 443279 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,780 / month
Current employer:	KIMLEY-HORN AND ASSOCIATES INC.	Debt-to-income ratio:	10.83%
Length of employment:	5 years	Location:	BERKELEY, CA

Home town:	Turlock
Current & past employers:	KIMLEY-HORN AND ASSOCIATES INC.
Education:	University of California

This borrower member posted the following loan description, which has not been verified:

I am a 27 year old civil engineer with a degree from the University of California. I come from a well-educated family and have 4 siblings, and a mom and dad who emegrated from Africa. My dad is a retired college professor who spends half the year in Africa running a farm in a rural part of my parents' home country, Ghana. With this loan, I'd like to purchase, and ship, a few supplies that are essential to the farm's production. These aren't items that are readily available for purchase in Ghana, and he won't be back in the states until early next year so I am taking it upon myself to help him out at this time.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,976.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443292	$15,850	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443292. Member loan 443292 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Lolita Restaurant	Debt-to-income ratio:	22.47%
Length of employment:	4 months	Location:	Greenwich, CT

Home town:	Stamford
Current & past employers:	Lolita Restaurant, Avenida Restaurant, Mediterraneo Restaurant, Board of Education, West Palm Beach
Education:	Manhattan College M.S. 2001, Institute of Culinary Education 2005

This borrower member posted the following loan description, which has not been verified:

I would like a loan to consolidate my credit card balances on six different cards. It would be easier for me to have one payment rather than juggle six payments every month. I am a reliable candidate as I have a good payment history and am always on time. Please consider me for a loan.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,796.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443305	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443305. Member loan 443305 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	U.S. Department of Education	Debt-to-income ratio:	6.24%
Length of employment:	25 years	Location:	ALEXANDRIA, VA

Home town:	Detroit
Current & past employers:	U.S. Department of Education
Education:	Albion College

This borrower member posted the following loan description, which has not been verified:

I would like to use the proceeds from this loan to pay of debt that is currently at a higher interest rate. I have very good credit and have always followed through on my committments. I incurred much of this debt through helping family members who have lost their jobs over the course of the last few years. Today I celebrated my 25th anniversary for working for my current employer. I had a reliable, steady job and I am a deligent worker. Currently, I have a personal loan for approx $8800 at an APR of 15.9%. I also have a credit card balance of 6300 with an APR of 10%. I would like to consolidate these debts into one monthly payment at a lower interest rate. Currently I save approximately $500 through a combination of payroll deductions and savings. I have the source to pay the monthly loan payment. My desire is to be able to pay off the balance in 3 years and be debt free.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,367.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443318	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443318. Member loan 443318 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	7.00%
Length of employment:	7 years 2 months	Location:	PHILADELPHIA, PA

Home town:	Willingboro
Current & past employers:	Social Security Administration, Temple University
Education:	La Salle University

This borrower member posted the following loan description, which has not been verified:

We are going to significantly add to the value of our home by fixing (the basement floor was torn up due to a flood a few years ago) and adding steps to the basement.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$4,417.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443347	$4,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443347. Member loan 443347 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,944 / month
Current employer:	Smurfit Stone	Debt-to-income ratio:	16.13%
Length of employment:	13 years	Location:	SOUTH ROXANA, IL

Home town:	Alton
Current & past employers:	Smurfit Stone, Olin
Education:	Lewis and Clark Community College

This borrower member posted the following loan description, which has not been verified:

I am having some personal issues with my family. We are having to move to a smaller place and do not have the funds at this time. It is important that I have a place to stay. I am a hard working woman and I work everyday. Without a place to lay my head, I am lost. I am responsible enough to pay back this loan and take full responsibility for it. Your consideration is appreciated. Thanks

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1980	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	8
Revolving Credit Balance:	$3,617.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 443376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443376	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443376. Member loan 443376 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	S. C. Johnson & Son, Inc.	Debt-to-income ratio:	14.99%
Length of employment:	9 years 10 months	Location:	Racine, WI

Home town:	Racine
Current & past employers:	S. C. Johnson & Son, Inc., Lafarge, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

For payment of Credit Card acquired in Divorce

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,631.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 443398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443398	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443398. Member loan 443398 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	24.56%
Length of employment:	3 years 2 months	Location:	Paramus, NJ

Home town:	Cherry Hill
Current & past employers:	Citigroup Inc., BlackRock, Inc.
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I would like your assistance in consolidating credit card debt for me. This debt was incurred due to rather large legal bills from my divorce. I am currently paying close to $1,000 a month just to credit card companies. I would like to see if I qualify for a loan to save me money each month. If approved, I would ask the lender to issue checks directly to the credit card companies and would closed my accounts. If not approved, I would like your advice on how to proceed.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,621.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443439	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443439. Member loan 443439 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Howell High School	Debt-to-income ratio:	7.65%
Length of employment:	11 years	Location:	Brighton, MI

Home town:	Youngstown
Current & past employers:	Howell High School, Eastern Tool And Machine
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

We have created a compliance package for Low Risk Companies. It includes a poster, much like the OSHA posters that employers must have, and a workbook to assist you maintaining compliance to the new law. In November of 2009, ALL businesses that bill or charge their clients will be subject to the compliance rules set forth by the FTC in the Red Flag Ruling Law. We have created the country's most effective and cost effect tool when dealing with Identity Theft. We own a database of 2.4 million business owners and physicians throughout the US. We have the ability to send out unlimited emails but need cash to forward the business plan.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,667.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443444	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443444. Member loan 443444 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	2.87%
Length of employment:	1 year 7 months	Location:	Richmond, VA

Home town:	Jacksonville
Current & past employers:	Capital One Financial
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I am seeking funding to open a high school math and science tutoring business in my local mall I am a well-paid banker and would eventually be able to fund this myself but I want to move quickly while prices are low and school is starting

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,341.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443475

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443475	$18,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443475. Member loan 443475 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Gap Inc	Debt-to-income ratio:	8.23%
Length of employment:	4 years 1 month	Location:	San Francisco, CA

Home town:	Beverly Hills
Current & past employers:	Gap Inc
Education:	Fashion Institute of Design & Merchandising in Los Angeles (FIDM), California State University- Northridge

This borrower member posted the following loan description, which has not been verified:

pay off credit card debt

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	72
Revolving Credit Balance:	$15,533.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443526	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443526. Member loan 443526 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	CCT, PSI, and others	Debt-to-income ratio:	12.41%
Length of employment:	4 years	Location:	st augustine, FL

Home town:	ft lauderdale
Current & past employers:	CCT, PSI, and others
Education:

This borrower member posted the following loan description, which has not been verified:

looking for the lowest interest rate for a short term loan

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,071.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443530	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443530. Member loan 443530 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Department of Homeland Security (DHS)	Debt-to-income ratio:	0.98%
Length of employment:	12 years 7 months	Location:	Brooklyn, NY

Home town:
Current & past employers:	Department of Homeland Security (DHS)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan request will be to pay down debt and to have cash on hand to ease the financial burden created by a job relocation from New York to Hawaii.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	36
Revolving Credit Balance:	$29,518.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443547	$7,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443547. Member loan 443547 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Happy Bell Inc	Debt-to-income ratio:	23.71%
Length of employment:	7 months	Location:	Metuchen, NJ

Home town:	Elizabeth
Current & past employers:	Happy Bell Inc, Shaw Creations Inc
Education:	None

This borrower member posted the following loan description, which has not been verified:

Sir/Madam, I am asking for this loan to help pay on some credit cards and personal use. I have a very good credit rating, last time checked was 749. I have been using my credit cards more lately and I would like to reduce some so my payments are more reasonable. As I mentioned my credit score is good cause I make timely payments on all my debt. I am also looking to possibly take a small vacation which I have not had in sometime. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	7
Revolving Credit Balance:	$15,524.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443553	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443553. Member loan 443553 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	MERRILL LYNCH	Debt-to-income ratio:	4.97%
Length of employment:	4 years	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	MERRILL LYNCH, LEE HECHT HARRISON
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Borrower with excellent credit and stable employment. Looking for one time loan for home improvements which will increase value of newly purchased historic home. Have projects bid out and waiting, timeline and controlled budget.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,958.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 443627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443627	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443627. Member loan 443627 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	PCI	Debt-to-income ratio:	23.90%
Length of employment:	1 year 2 months	Location:	glendale, CA

Home town:	Los Angeles
Current & past employers:	PCI
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I wanted to payoff my credit cards and make one payment to one location, My new job is great and i just got signed for 5 more years with the company.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,876.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443671	$16,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443671. Member loan 443671 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Lynblosten care center	Debt-to-income ratio:	14.67%
Length of employment:	14 years	Location:	SAINT PAUL, MN

Home town:	Kingston
Current & past employers:	Lynblosten care center
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate credit card debts of my child and aid her with living expense for the remainder of the year. We have gone over a plan to clear up credit card and other debts that she has this is the first step we plan to take along some other budgeting and financial planning option. My child is currently working as a stylist and was having a hard time keeping up with the multiple payments on the different cards. She is currently paying about $ 500 in minimum payments, so get this Loan would reduce her monthly payments. We plan to select two accounts for her to keep open for emergencies only. We will be spliting the payments and plan to set up account to pay this account with auto pay to ensure that this loan is paid on time every month.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	40
Revolving Credit Balance:	$9,092.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443682	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443682. Member loan 443682 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,375 / month
Current employer:	CSC	Debt-to-income ratio:	11.00%
Length of employment:	2 years 8 months	Location:	CINCINNATI, OH

Home town:	Albany
Current & past employers:	CSC, Convergys Corp., Best Buy Co. Inc., Xavier University Department of Computer Science, Target
Education:	Xavier University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am seeking to manage and eliminate my current credit card debt in as short a time as possible. In the past two years, I have eliminated almost two-thirds of the debt I had accrued during and after college, as well as the credit card debt that I had accumulated while furnishing my home. It is time for me to eliminate the last of my credit card debt, and it would, in my estimation, be most prudent to do so by means of a debt consolidation loan. In addition to eliminating my current credit card debt in a more manageable and sustainable way than exhausting my available cash flow each month, I also intend to utilize some of the monthly cash flow that this loan would "free up" in order to make small repairs and improvements to my home which will increase its value and position it better within the local housing market for sale at such a time when it becomes prudent to sell. The purpose of this loan, again, is to help me eliminate the remainder of my unsecured debt in a manageable and sustainable way, such that I do not find myself in credit card debt again in the future. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,318.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443736	$3,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443736. Member loan 443736 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,958 / month
Current employer:	ExxonMobil Corporation	Debt-to-income ratio:	13.42%
Length of employment:	31 years 2 months	Location:	Baytown, TX

Home town:
Current & past employers:	ExxonMobil Corporation
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I am interested in a short term loan (6 months).

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,873.00	Public Records On File:	1
Revolving Line Utilization:	63.90%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443770	$2,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443770. Member loan 443770 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Palms Casino Resort	Debt-to-income ratio:	16.96%
Length of employment:	7 years 10 months	Location:	Las Vegas, NV

Home town:	New York
Current & past employers:	Palms Casino Resort, Bellagio Casino
Education:	CUNY Queensborough Community College

This borrower member posted the following loan description, which has not been verified:

I am a very resposnible borrower. I heard your company was the best.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,868.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443796	$16,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443796. Member loan 443796 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Hammmersmith Builders	Debt-to-income ratio:	16.06%
Length of employment:	8 years 6 months	Location:	boston, MA

Home town:	Cambridge
Current & past employers:	Hammmersmith Builders
Education:	u mass boston, Wentworth Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan would be to pay off a Bank of America account that has a interest rate of 17% I have been paying $500 per month plus the interest on this account to try and get the balance down. My goal is to keep making the same payment but have a lower interest rate.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	28
Revolving Credit Balance:	$43,373.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443798	$8,300	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443798. Member loan 443798 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Horizon BCBS	Debt-to-income ratio:	11.33%
Length of employment:	9 years 8 months	Location:	Nutley, NJ

Home town:	Califon
Current & past employers:	Horizon BCBS, Horizon NJ Health, Permacel
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I need a loan in order to purchase a new furnace. Our current furnace is leaking and might not make it through the winter. I have good credit, and have never missed a payment on anything.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1972	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,593.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443815	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443815. Member loan 443815 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Wal-mart	Debt-to-income ratio:	21.24%
Length of employment:	8 years 4 months	Location:	zephyrhills, FL

Home town:	Tampa
Current & past employers:	Wal-mart, kask n karry
Education:	zephryhills high school

This borrower member posted the following loan description, which has not been verified:

having a baby in febuary and trying to get debt caught up.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,322.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443823	$12,400	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443823. Member loan 443823 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,833 / month
Current employer:	Overseas Council	Debt-to-income ratio:	17.38%
Length of employment:	5 years 3 months	Location:	Indianapolis, IL

Home town:	Millersburg
Current & past employers:	Overseas Council, Latin America Mission
Education:	Wheaton College, Gordon-Conwell Theological Seminary, University of Cambridge

This borrower member posted the following loan description, which has not been verified:

I am a solid earning and reliable professional with longevity in my career path: 16 years teaching and serving as the president of a theological seminary (1988-2004) and five years and going strong as he President and CEO of a respected not-for-profit agency with work in sixty-two countries. I have reliable earning power and a 769 credit score. I am in the final two years of putting my two sons through college, taking care of unreimbursed medical and dental bills, and making improvements to our backyard and fencing that will improve security for our rescued (blind) Rhodesian Ridgeback, who as he's recovered from his abused former life has developed a roaming instinct. I pay my bills and was going to apply for a bank loan to help with the three projects I've mentioned when news reports led me to the 'relationship lending' project. I like the idea of it, would like to utilize its power as a loan recipient now, and eventually as an investor/lender.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	27
Revolving Credit Balance:	$452.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443826	$2,100	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443826. Member loan 443826 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	City of Irving	Debt-to-income ratio:	18.24%
Length of employment:	3 months	Location:	Fort Worth, TX

Home town:	Denton
Current & past employers:	City of Irving, Lockheed Martin Corp.
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

I am in the military in the reserves as a firefighter and was just hired from to a fire dept. but my job prior was at lockheed martin. I was called up for a few months for the military and have come back to a mess. Military still owes me money and will be getting it in the near future but I just got a job as a firefighter in the are and the transfer from older job and military not giving me the money when they were suppose to has put me in a bad situation. I need this loan in order to pay some bills for my wife and daughter to have food for this month. I will be getting the payment from the military just need the money soon.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,554.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443827	$11,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443827. Member loan 443827 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Hulsey Financial Services	Debt-to-income ratio:	9.38%
Length of employment:	11 years 9 months	Location:	Oklahoma City, OK

Home town:	Sherman
Current & past employers:	Hulsey Financial Services
Education:	University of Texas Arlington, Southern Nazarene University, Texas A & M University- daughter currently attends, Oklahoma State University-son currently attends

This borrower member posted the following loan description, which has not been verified:

I have $15,000 in federal taxes due Oct. 15th. I currently have $4,000 and need $11,000 more. I am a small business owner in the investment field that has been impacted by the recession and contraction of the stock market. My clients pulled back for the first 6-8 months of the year which had a negative impact on my cash flow. I have seen a resurgence of confidence the past month with a corresponding uptick in business. However, too little to late. My intent is to pay this back as quickly as I can. I will be happy to speak to anyone that wants to speak to me personally.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,772.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443828	$3,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443828. Member loan 443828 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	viking	Debt-to-income ratio:	0.00%
Length of employment:	5 years 6 months	Location:	STOCKTON, CA

Home town:	Turlock
Current & past employers:	viking, viking constroc
Education:

This borrower member posted the following loan description, which has not been verified:

this loan will help me fix my car and cover some bills

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443833	$14,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443833. Member loan 443833 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	First Baptist Church, Odessa	Debt-to-income ratio:	18.18%
Length of employment:	8 years 8 months	Location:	Odessa, TX

Home town:	Hobbs
Current & past employers:	First Baptist Church, Odessa, Bayshore Baptist Church
Education:	Southwestern Baptist Theological Seminary

This borrower member posted the following loan description, which has not been verified:

This loan is to help pay off credit card debt that we are carrying at unbelievable percentage rates.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,927.00	Public Records On File:	1
Revolving Line Utilization:	51.90%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443838

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443838	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443838. Member loan 443838 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,132 / month
Current employer:	Silverpop Systems Inc.	Debt-to-income ratio:	10.19%
Length of employment:	2 years 8 months	Location:	MOORHEAD, MN

Home town:
Current & past employers:	Silverpop Systems Inc., MN State Univ. Moorhead - Alumni Foundation, Trinity Lutheran Church
Education:	Minnesota State University-Moorhead

This borrower member posted the following loan description, which has not been verified:

Loan proceeds will be invested into a profitable 1 year old online marketing company that is looking to expand. Based upon past performance and projected expansion, my monthly proceeds from this business would be around $2,000. I am a solid candidate for this loan as my credit history is perfect. I have a B.A. in Speech Communications and my employment is very stable. My only debts are the $5K credit card balance and my monthly lease payment of $319. Also, I have no housing payment. The repayment of this loan is very affordable even without the monthly income I would receive from the business investment. Currently, my monthly household expenses are less than 25% of my monthly employer income. LendingClub Lenders, thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,110.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443855	$5,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443855. Member loan 443855 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	United State postal service	Debt-to-income ratio:	12.33%
Length of employment:	10 years 5 months	Location:	Clifton, NJ

Home town:	Clifton
Current & past employers:	United State postal service
Education:	Universidad Del Turabo

This borrower member posted the following loan description, which has not been verified:

This loan is for help in my son education.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	21
Revolving Credit Balance:	$15,090.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443870	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443870. Member loan 443870 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	nexis lexus	Debt-to-income ratio:	9.36%
Length of employment:	8 years 2 months	Location:	LAWRENCEVILLE, GA

Home town:	Lawrenceville
Current & past employers:	nexis lexus
Education:	UGA

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan for many reason. I am a grad student and i need an extra push to help me get on me feet. My mother is sick so i need so extra money to invest in her so big sums of money does not come out of my pocket , and also i will be moving and wont have enough for moving costs.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,876.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443878	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443878. Member loan 443878 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,364 / month
Current employer:	California Emergency Management Agency	Debt-to-income ratio:	7.04%
Length of employment:	14 years 5 months	Location:	Fair Oaks, CA

Home town:	Sacramento
Current & past employers:	California Emergency Management Agency, Department of Justice (DOJ)
Education:

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Michelle and I am trying to open a taekwondo school. This is the last amount I need. It is a franchise called Robinson's Taekwondo. I am a second degree black belt and I will test for my third very soon. I have 6 years of experience working in a taekwondo school. I am being mentored by some of the most successful instructors in the Sacramento area. The loan will be used to get the lease on a 2400 sq ft space as well as all of the supplies to open the school. I will be buying mats, mirrors, and workout equipment. My plan is to enroll at least 20 students a month - which is the average for our area. Once I reach 90 students I will be a the break even point. In six months, the business will have a profit. I will be using the profits to ensure that the loan is repaid. I will also still be working at my full time job with the State of California so that the loan payment will never be missed.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,829.00	Public Records On File:	1
Revolving Line Utilization:	74.40%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443913	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443913. Member loan 443913 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Cedars-SInai Medical Center	Debt-to-income ratio:	5.13%
Length of employment:	9 months	Location:	LOS ANGELES, CA

Home town:	Quezon City
Current & past employers:	Cedars-SInai Medical Center, Ez Staffing Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am a full time hardworking Registered Nurse at a very stable company ( Cedars Sinai Hospital ) and have always been dedicated to my commitments. I have been working as an RN for 7 years now and with my job stability I surely make an excellent candidate for making prompt payments. I just need cash at the moment to consolidate all my credit card and personal debts totalling around $22000. I have a very good if not excellent credit history and will definitely appreciate a personal loan of a reasonable rate at this time. Thank you so much for the assistance.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$17,470.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443918	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443918. Member loan 443918 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Baltimore Gas & Electric	Debt-to-income ratio:	1.16%
Length of employment:	28 years	Location:	Nottingham, MD

Home town:	Baltimore
Current & past employers:	Baltimore Gas & Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I am paying off credit cards

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,731.00	Public Records On File:	1
Revolving Line Utilization:	9.20%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443923	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443923. Member loan 443923 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Zurich Financial Services - Global Corporate	Debt-to-income ratio:	8.13%
Length of employment:	2 years 4 months	Location:	VERNON ROCKVILLE, CT

Home town:	Holyoke
Current & past employers:	Zurich Financial Services - Global Corporate, Hartford Financial Services Group
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

As the cost of credit has gotten more expensive, a couple of my credit cards, on which I maintain significant balances, have increased the interest rates as their cost of borrowing has risen. American express, for example, was at 6.99% last year, and has made 2 universal increases and now stands at 15.99%, even though my credit situation has not changed and I have never been late on any payments to any lender. This is a practice which it seems is becoming more common. For example, on Amex - http://www.credit.com/forum/posts/list/339.page#1121 http://www.creditaddict.com/archives/american-express-amex-change-in-cardmember-terms-apr-rate-increases/ http://www.complaintsboard.com/complaints/american-express-c142633.html I wish to avoid the random increases and consolidate at a lower rate. Also, the 3 year term and consolidated payment make it easier for me to manage. I have a revolving line of credit from Bank of America which has available monies to consolidate, but again at a higher rate. I want to try this site, as it appears to be more cost effective. I am a reliable person, as I've had no late payments on any account anywhere in my credit history. I take my credit rating very seriously and am scrupulous in my management and payment of my debts. For this reason, I am a good credit risk. My credit is perfect, although I do have a relatively high debt load as a result of student loans that I used to obtain my MBA.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	56	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,159.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443926

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443926	$4,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443926. Member loan 443926 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$11,667 / month
Current employer:	Corrections Corporation of America	Debt-to-income ratio:	18.99%
Length of employment:	8 years 11 months	Location:	ALAMO, GA

Home town:	Glenwood
Current & past employers:	Corrections Corporation of America, Wheeler county Hospital
Education:	Brewton-Parker College, Middle Georgia College, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

My husband has Crohns Disease and has to get treatments every 2 months. Even though we have insurance we still owe the remainder of what it doesn't pay. Each treatment is around $4000 before insurance pays.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	38	Months Since Last Delinquency:	13
Revolving Credit Balance:	$778.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443938	$17,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443938. Member loan 443938 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Dow Chemical	Debt-to-income ratio:	11.71%
Length of employment:	4 years 9 months	Location:	MIDLAND, MI

Home town:	Hinsdale
Current & past employers:	Dow Chemical, UTI Integrated Logistics
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Refinanced our home in 2007, then was relocated in 2008 and lost almost $20,000 on the house. With such short notice the debt was rolled onto my two Bank of America cards. Though this did not put me over the limit, my interest rates quickly began to escalate. A year later and thigns are finally getting to the breaking point. I've never missed a payment on my cards, own a home and have a steady job. This consolidation loan will give me a way to actually pay off my high interest cards in a short, set amount of time.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,277.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443965	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443965. Member loan 443965 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,000 / month
Current employer:	OSR Open Systems Resources, Inc.	Debt-to-income ratio:	10.06%
Length of employment:	14 years 10 months	Location:	Milford, NH

Home town:	Bishop
Current & past employers:	OSR Open Systems Resources, Inc., FORE Systems, Inc., Transarc Corporation, Stanford University
Education:	University of Chicago

This borrower member posted the following loan description, which has not been verified:

Over the past year, Bank of America has repeatedly changed the terms of my revolving credit card account with them, despite the fact that my business keeps over a half million dollars on deposit with them, and I have never been late or over the limit on the account. I grow tired of paying 28% interest and watching the balance shrink very slowly despite me making payments of 7-10% of the principal balance each month. Thus, Lending Club offers me an opportunity to lower the borrowing cost and know that the interest I am paying is going to real people, not a bank that penalizes its good customers for its own poor investment decisions. I am one of the two principles of a well established company in the computer software business - I have been doing this for the past 15 years, we've weathered multiple business cycles and have done well in the recent down-turn. Despite making a generous income, I have made some poor investment decisions that left me with considerable unsecured debt. In the past five years I have systematically whittled away at this so that I am now down to just two personal credit cards - Bank of America and Discover, and my expectation is that these will be paid off in the next three years - regardless of whether or not this loan funds.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229,908.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443972	$20,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443972. Member loan 443972 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Morgan School District	Debt-to-income ratio:	16.12%
Length of employment:	5 years 3 months	Location:	morgan, UT

Home town:
Current & past employers:	Morgan School District
Education:	Weber State University

This borrower member posted the following loan description, which has not been verified:

This is a working capital loan to fund growth for our small company. We have spent a lot of money in developing an excellent product and have now started rolling it out. These funds will be used specifically to purchase more advertising on the Internet. We have determined that each dollar spent on Internet leads generates $5 of revenues for us. We are excited to fund this program and use the proceeds to amortize the debt then reinvest the profits to fuel more growth.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,090.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443978	$16,750	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443978. Member loan 443978 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Maggiano's	Debt-to-income ratio:	19.05%
Length of employment:	8 years	Location:	West Hollywood, CA

Home town:
Current & past employers:	Maggiano's
Education:	Illinois Wesleyan University

This borrower member posted the following loan description, which has not been verified:

I have recently had to pay thousands out of pocket for dental work even though I am insured, and I am looking to consolidate all my credit card debt into one place with a fixed monthly payment. I have already been paying this off responsibly on credit cards, and it will be a lot easier for me to manage with a loan.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1972	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,527.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443983	$4,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443983. Member loan 443983 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Keller Williams Realty	Debt-to-income ratio:	5.09%
Length of employment:	4 months	Location:	Bellevue, WA

Home town:	new haven
Current & past employers:	Keller Williams Realty, Ramada Plaza Hotel San Francisco
Education:	Southern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

Hi my name is Joe Kennedy. Thankyou for taking the time to review my loan request. I have been a part-time realtor for the past six months and now that my children are in school I am dedicating myself full-time. Since the real estate industry is not just a people business but more and more an internet business, I am looking to get a custom website up and running. I project the cost to be about $4000 for the site alone. Other monthly expenses related to the site will run about $200. I have closed 2 transactions in the last 4 months and project at least 1 transaction a month at $5000/gross commission. So, the money and am asking for will cover web expenses and the remainder is a 3-4 month cushion. My wife works and covers half of our monthly bills. What I earn will cover our bills and her earnings will go to pay this loan and the remainder goes into our savings. We both have excellent credit and carry little debt. Thankyou again for reviewing this.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,834.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443991	$8,200	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443991. Member loan 443991 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Vernal City Police Department	Debt-to-income ratio:	15.87%
Length of employment:	4 years 2 months	Location:	Vernal, UT

Home town:	Spokane
Current & past employers:	Vernal City Police Department, Brashers Auto Auction, Dealers Northwest Auto Auction
Education:	Salt Lake Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, Last year my husband and I had all of our credit cards paid off, however, our son then went through 6 surgeries last summer in an attempt to fix/replace the intraventricular shunt in his head. Fortunately, the last surgery has been successful thus far. Unfortunately, it left us with a lot of expense. We had to use our credit cards for travel expense, medical bills, etc. Then the credit card companies got to raise all of our interest rates and we are now stuck trying to pay these cards down, but not making much headway. My husband is a police officer and I am a nurse in a doctor's office. We would really like the opportunity to get rid of all these high interest cards and medical bills and become debt free again. Those of you looking for honest, hard working, dedicated people who will make paying back this loan a top priority...should look no more, we are it. Thank you for your consideration in this matter.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,641.00	Public Records On File:	1
Revolving Line Utilization:	98.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443993	$10,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443993. Member loan 443993 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Eodt	Debt-to-income ratio:	0.00%
Length of employment:	1 year 4 months	Location:	brooklyn, NY

Home town:
Current & past employers:	Eodt, U.S Army
Education:	CUNY Queensborough Community College

This borrower member posted the following loan description, which has not been verified:

Want to buy a home for my family in Tacoma Washington.ex military served my country just looking for some where peacefull to live. Thank you

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,473.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444013	$17,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444013. Member loan 444013 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Woodside Priory School	Debt-to-income ratio:	23.18%
Length of employment:	18 years	Location:	FREMONT, CA

Home town:	Long Beach
Current & past employers:	Woodside Priory School
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidating credit cards, with no plans of ever using again. Creditworthiness is excellent. Seems better to consolidate and have a definite pay off date.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,265.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444020	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444020. Member loan 444020 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Personnel Specialists, LTD	Debt-to-income ratio:	9.01%
Length of employment:	1 year 1 month	Location:	Waunakee, WI

Home town:	Sauk City
Current & past employers:	Personnel Specialists, LTD, The Information House, Global Insights, Inc
Education:	University of Wisconsin-Madison, Herzing College-Madison

This borrower member posted the following loan description, which has not been verified:

I have a business that is doing well and I would like to take the next step to grow the business. To do this, I need additional capital. This will be used to pay for additional employees and marketing. I have always been responsible with money and have never missed paying a loan on time.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,307.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444021	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444021. Member loan 444021 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Delta Systems Inc	Debt-to-income ratio:	4.20%
Length of employment:	2 years 10 months	Location:	Streetsboro, OH

Home town:	Youngstown
Current & past employers:	Delta Systems Inc, Boardman Township, Pennsylvania State University - Shenango Campus
Education:	Kent State University-Trumbull Campus, Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I would like this loan so that I may consolidate all of my credit card debt into one monthly payment. With all of the interest that each of my cards charges me it will take me between 7 and 10 years to pay them all off, even if i pay extra. I'd like to get one payment per month, cancel all my high interest credit cards and start fresh. I would be a good candidate for this loan because I have a stable job as a manager for a manufacturing company and a good income. Back in 2002 I had to file bankruptcy because the company I worked for in 2001 closed and I was out of work for several months. I was very careful to make sure that I paid my mortgage and car payments on time, but a bankruptcy is something that takes 10+ years to recover from credit wise. A hard lesson to learn, but definitely learned! Since then, I have held a steady, secure job and have paid my bills on time every month. I believe it is important to do that.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,172.00	Public Records On File:	1
Revolving Line Utilization:	66.00%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444037	$13,075	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444037. Member loan 444037 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,767 / month
Current employer:	n/a	Debt-to-income ratio:	19.89%
Length of employment:	2 years	Location:	Boston, MA

Home town:	Colorado Springs
Current & past employers:	Digitas, Hunt Alternatives, Goucher College
Education:	Goucher College, Suffolk University

This borrower member posted the following loan description, which has not been verified:

Between getting married and having our first child, we have accumulated credit card debt and the interest rates have just kept increasing. This loan would go to pay down high-interest credit card debt and in turn allow us to save more for a mortgage down payment. We have seen what irresponsible lending/borrowing has done to so many families and we want to make sure we have an ample deposit a few years down the road to avoid such situations. Though I would be the one repaying the loan, we both have a solid track record of on-time payments and have enough income to cover the necessary payments of this loan. I do have substantial student loans from private undergraduate and graduate schools, but have them on manageable payment plans. I appreciate you taking the time to consider this loan that would help our family immensely.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,368.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444058	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444058. Member loan 444058 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,624 / month
Current employer:	n/a	Debt-to-income ratio:	1.56%
Length of employment:	n/a	Location:	McKinney, TX

Home town:	San Antonio
Current & past employers:	Pizza Hut
Education:

This borrower member posted the following loan description, which has not been verified:

I'm am buying a car audio set up.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	64
Revolving Credit Balance:	$2,232.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444077	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444077. Member loan 444077 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,692 / month
Current employer:	Fedex Trade Networks	Debt-to-income ratio:	17.30%
Length of employment:	6 years 3 months	Location:	Tonawanda, NY

Home town:	Harrisburg
Current & past employers:	Fedex Trade Networks
Education:	Medaille College

This borrower member posted the following loan description, which has not been verified:

Loan is to refinance credit card expenses used to finance a business start up. Business has now been in operation for two years with a NOI of $30,000 per year. Borrower has a 720 FICO score, no late payments, no judgments. Income from the following sources: $80,000 /yr - W2 wage income $30,000 /yr - Self-employment income $30,300 /yr - Rental property income. Loan will be used to pay the balance on a 15.75% APR credit card.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,431.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444119	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444119. Member loan 444119 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	the cobalt group	Debt-to-income ratio:	15.04%
Length of employment:	1 year 10 months	Location:	lynnwood, WA

Home town:	richmond
Current & past employers:	the cobalt group, 24 hour fitness
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

Will be investing in a company that produces rock shows. guranteed return of 15%

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,616.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444122

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444122	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444122. Member loan 444122 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,269 / month
Current employer:	Retired	Debt-to-income ratio:	15.87%
Length of employment:	n/a	Location:	Valencia, CA

Home town:	Savanna
Current & past employers:	Retired, Northrop Grumman
Education:	USAF college

This borrower member posted the following loan description, which has not been verified:

I would like this loan to consolidate my debts so that I can have extra cash for my on-line business. I am relaible. I have a very good credit rating and I have never had a late or missed payment and no judgements of any kind toward me. I am starting an online website selling consumer electronics and I need cash to buy products and use some of the products for examples to my customers so that my business will prosper. Thank You

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,127.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444135	$22,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444135. Member loan 444135 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Watch Me Grow Childcare	Debt-to-income ratio:	12.35%
Length of employment:	16 years	Location:	Pebble Beach, CA

Home town:	Pacific Beach
Current & past employers:	Watch Me Grow Childcare
Education:	Monterey Peninsula College

This borrower member posted the following loan description, which has not been verified:

Scrapadilly Inc. is an online retail store in the scrapbooking card-making industry. I started the company out of my love for the hobby. In the last two years I have taken the company as far as it can go with my personal funds. In order to take my company to the next level I am searching for my first round of funding. I have worked all summer writing an extensive business plan to take my retail store global, to open up more of a customer base, and to meet the needs of an eco friendly product line. Within the business plan is development and acquisition of product wholesaling. Some of these products are very eco friendly and can only be obtained over seas, (ex: eco friendly tree free paper for scrapbooking I cannot get in the USA) The first part of the business plan is to have a professional web designer update the website and store to be competitive with others in my industry (I have been doing the website myself ) and then add new inventory to the store. The second part is to import eco friendly competitive product and resell it to retail stores (I have samples requested by a large craft retail chain). I will be attending two major trade shows to get the word out about my new products, one in California in Jan. 2010 and one in Florida in July of 2010, both are projected to I have gone the conventual loan route with several banks from my area, and out of state, but am exhausted at the reasons they give on why I can not get a loan. Almost every bank is discouraging applying for an SBA loan, then they tell me they don???t give loans to internet stores, I do not own a home for collateral, etc. In addition no bank or the SBA will let one single penny go toward importing product into the US. The importing that I will be doing is with companies over seas that I have already established a relationship with and have order from them in the past, so I know they are respectable companies. The money used will be for: web design, inventory, shipping costs, bar code association fee plus bar code equipment set up (this is a must for my products to be sold by large chain stores), packaging, and paying trade shows fees. My credit is fairly good- but just under 700- I have never filed bankruptcy. I currently own and operate a preschool from my home. I have had my preschool/childcare for over 16 years and it is very successful. This income is what pays for my personal bills, rent, car payment, etc. This income is what will pay the Lending Club loan back while working on the scrapbooking business to then be able to pay it off.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,479.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444165	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444165. Member loan 444165 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,307 / month
Current employer:	Peace Health	Debt-to-income ratio:	24.04%
Length of employment:	1 year 9 months	Location:	Clatskanie, OR

Home town:	The Dalles
Current & past employers:	Peace Health, Western Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Although I do not qualify for conventional loan with today's economical situation, I have always maintained excellent credit! I have NEVER defaulted on any loan or debt I have had. I am a hard worker, never miss work and take any extra hours offered me at work. I have a very secure job, working in a hospital food service department. And I also receive $26,000 a year in alimony. I just do not own anything (in my name) to use as collateral. My ex-husband makes the mortgage payment on my home, so I do not have that as an expense. I want to be able to close my credit card accounts and have just one payment to make, knowing that this debt will be paid off, finally and FOREVER! I am an excellent candidate for your consideration because I will pay you back and you will be helping me to find a way to pay off my debt. Please help me! Thank you!

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,688.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444170	$11,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444170. Member loan 444170 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,169 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	23.15%
Length of employment:	4 years	Location:	tukwila, WA

Home town:	Seattle
Current & past employers:	JP Morgan Chase, Washington Mutual, SUNFLOUR BAKERY CAFE, BUCA DI BEPPO
Education:	Seattle Pacific University

This borrower member posted the following loan description, which has not been verified:

I am the mother of two and wife of a man, who wants what he didn't have growing up. A parent at home. I work full time so that my husband can stay at home and give our girls the best eperiences growing up by giving them lots of love, support, and being here when they come home from school. I would like to keep it that way; since we are almost at both girls in school full time. Once that happens, my husband can work on his landscaping business. I would like to consolidate 2 credit cards and a line of credit. 4,443.00 8.99% basic credit card no frills 6,061.34 12.99% Disney rewards card 9,608.18 10.99% Line of Credit With a lower interest rate and a combined balance I should be able to knock out the debt completely. I make over 50k a year and have been promoted to a new position that gives me bonuses on a monthly basis. As a woman, I have pushed myself to succeed for my family. I ask that I can continue that goal and help reduce debit. I paid off my student loans with Sallie Mae almost 3 years ago and they still show on my credit report as deliquent charges. I am working to have those removed. Also, I have yet to miss a bill like this in over 5 or more years. I am responible...I work at a bank! If I was not; I would not excel at my job. Please consider me for a loan. You will get your money back. Thank you.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$19,740.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444186	$2,800	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444186. Member loan 444186 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,783 / month
Current employer:	aargon agency	Debt-to-income ratio:	14.77%
Length of employment:	3 years 3 months	Location:	LAS VEGAS, NV

Home town:	las vegas
Current & past employers:	aargon agency, villa pizza
Education:

This borrower member posted the following loan description, which has not been verified:

medical expenses

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$339.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444192	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444192. Member loan 444192 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	LU. 1249	Debt-to-income ratio:	15.29%
Length of employment:	3 years	Location:	KIRKVILLE, NY

Home town:	Syracuse
Current & past employers:	LU. 1249
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for a lower intrest rate than we are currently paying on our mutiple credit cards

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,386.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444193	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444193. Member loan 444193 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	GNYDM	Debt-to-income ratio:	9.12%
Length of employment:	5 years	Location:	ELIZABETH, NJ

Home town:	Elizabeth
Current & past employers:	GNYDM, Union Center National Bank
Education:	Saint Thomas Aquinas College

This borrower member posted the following loan description, which has not been verified:

To consolidate Credit Cards to One monthly payment

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,361.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444197	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444197. Member loan 444197 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	AREVA	Debt-to-income ratio:	21.23%
Length of employment:	8 years 10 months	Location:	Forest, VA

Home town:	conneaut
Current & past employers:	AREVA, United States Air Force
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Full-time employeed professional looking to consolidate debt and pay it off faster. Want to become debt-free and stay that way!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,606.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444208	$11,200	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444208. Member loan 444208 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Candu Enterprises Inc	Debt-to-income ratio:	11.10%
Length of employment:	8 years 2 months	Location:	SALEM, UT

Home town:	Walla Walla
Current & past employers:	Candu Enterprises Inc, PTI Communications
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

One creditor, AAC, want our debt to paid up in full $7000 or they will garnished our wage of $727 a month. Which it will hurt us financially. Another creditor, Chase Bank, charging interest rate at 25% and the balance is $950. Both of these creditors are closed accounts. There are no way that Ill borrow money again from these creditors.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,715.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444216	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444216. Member loan 444216 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,625 / month
Current employer:	TPP Certified Public Accountants	Debt-to-income ratio:	9.00%
Length of employment:	1 year 10 months	Location:	Greenwood, MO

Home town:	Harrisonville
Current & past employers:	TPP Certified Public Accountants
Education:	University of Missouri-Kansas City

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit card debt and heloc so I am only making one monthly payment and actually making some headway on my debt. I make sufficient money but I got into a mess when I went through a divorce. I have never defaulted on a loan and I don't plan to start now. My job is secure. There really is no risk here.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,201.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444225	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444225. Member loan 444225 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,740 / month
Current employer:	retired	Debt-to-income ratio:	1.02%
Length of employment:	8 years	Location:	Little Rock, AR

Home town:	Little Rock
Current & past employers:	retired, Consolidated Amusement, Honolulu, Hawaii, Pitney Bowes, Honolulu, Hawaii, Burroughs Corp. Honolulu, Hawaii
Education:	University of Arkansas at Fayetteville

This borrower member posted the following loan description, which has not been verified:

I am working with bankers in two countrys and need to open accounts so that beneficiary funds can be transferred in to them. Transferring funds out of another country has become very expensive. So I will use thier banks. I need $6,600 for one bank and $1,600 for another. Tha additional funds are for any contigencies of which I am not aware. Although I live very frugally I am able to pay my monthly cost of surviving. I have never checked my credit score so have not idea what my score is. I basically live on a cash basis month to month.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1967	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	19
Revolving Credit Balance:	$672.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444243	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444243. Member loan 444243 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	PPL Corporation	Debt-to-income ratio:	12.64%
Length of employment:	4 years 9 months	Location:	Allentown, PA

Home town:	South Bethlehem
Current & past employers:	PPL Corporation, Crayola, Good Sheperd Rehabilitation Hospital, Express Times
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm tired of paying credit card companies! I'm a reliable, hard working person. Like a lot of people I got sucked into credit cards in college and have been trying to pay them off ever since. I'd like to be able to pay them off completely and wipe the financial slate clean. I like the idea of helping real people prosper rather than big, corporate banks, which is why I'm trying my hand at Lending Club. I would use the $10,000 to pay off two credit cards and a $5,000 bill for a recent health procedure that wasn't fully covered by insurance.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,161.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444280	$4,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444280. Member loan 444280 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	cando fitness	Debt-to-income ratio:	0.07%
Length of employment:	10 months	Location:	PRINCETON, NJ

Home town:	haifa
Current & past employers:	cando fitness, ymca
Education:	Kean University

This borrower member posted the following loan description, which has not been verified:

Hi, my name is Diana. I am a mother of three and have been married for eight years! My husband and I met when we were 17 and have been together ever since! We started with very little and were not able to afford much. I am very lucky because my husband is a very hard worker and has been able to bring us to a better place. He has always put us first, and being that we have three children, he has put them and their interest first for so long. Since we got married so young, we were unable to buy a nice wedding ring set for either one of us, and now that we have been together for over 10years, he really wants to buy me a nice wedding ring set. We have shopped around a lot and have seen the prices on the market right now. Most of the sets are too expensive, except for one we both agree is beautiful, and not too much. The reason for this loan is to purchase this symbol of our love and to improve our credit at the same time! the best of both worlds!! =)

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	71
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444306	$19,900	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444306. Member loan 444306 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	American Airlines	Debt-to-income ratio:	8.18%
Length of employment:	9 years 1 month	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	American Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

I am dedicated to consolidating my high interest debt. Positive credit and payment history should be rewarded with reasonable terms... I have outstanding credit and a payment history of no delinquencies or late payments in my 20 year credit history, I also tend to pay off my loans early/quickly as I enjoy a "free-state of mind". I have presently saved enough money to pay off one of my credit cards (Discover), however would prefer to pay off instead the one with highest rates that is 27.99% and that is still the best (AMEX) offers for my excellent credit score and payment history. With regards to resolving AMEX - I believe there is a better way and a lower interest rate so I can pay in a more rapid manner, and not with more going to interest than principal. The best way to achieve this is to pay it off completely by consolidating the debt into a loan with more fair interest rate terms which will allow me to pay it far more quickly. I am asking for funds to accomplish this as both I and my wife have a clear goal in mind - purchase a home in the future and finally start a family. Due to my wife's recent pregnancy loss eariler this year, we feel that destiny rewarded our angel baby back up to heaven to give us more time to refocus and better plan ahead for our future and that of our family. As such before we try again, we want no debt and finally our very own home. As we are now very focused on paying down my debt (as we just paid off the last of hers) we feel this will finally position us to have the home and family in the near future, hopefully in a time frame of the next 2-3 years completing our dreams. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,095.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444315	$7,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444315. Member loan 444315 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,201 / month
Current employer:	Stored Value Solutions	Debt-to-income ratio:	12.62%
Length of employment:	1 year	Location:	Louisville, KY

Home town:
Current & past employers:	Stored Value Solutions, TEK Systems, Smoothstone IP Communications, Insight Communications
Education:	ITT Technical Institute, University of Louisville

This borrower member posted the following loan description, which has not been verified:

I have a Transunion credit score of 702. I make $50414.93/yr and have very little expenses. I can easily afford to save/pay $600/month. I would prefer to finance the ring depending on the interest rate so that I can propose sooner--rather than saving for several months to a year. I have tried for a personal unsecure loan at a traditional financial institution and was able to borrow $2000 but unable to borrow the $6000 that I requested without having something as collateral. Hopefully lendingclub.com is right for me!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,007.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444317	$4,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444317. Member loan 444317 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	n/a- retired	Debt-to-income ratio:	4.11%
Length of employment:	n/a	Location:	Twinsburg, OH

Home town:	Montgomery
Current & past employers:	n/a- retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am trying to help my granddaughter through her second year of college and could use assistance to help her reach her goals!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,950.00	Public Records On File:	1
Revolving Line Utilization:	42.40%	Months Since Last Record:	71
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444331	$24,250	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444331. Member loan 444331 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Lincoln-Way High School	Debt-to-income ratio:	20.79%
Length of employment:	7 years 2 months	Location:	Mokena, IL

Home town:	Augusta
Current & past employers:	Lincoln-Way High School, Prairie Trails Public Library
Education:	University of Illinois at Urbana-Champaign, University of Wisconsin-Milwaukee, Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I have a lot of debt, but I have never been late on a payment. It is most important to me to honor my debts and keep a good credit score. I would like to use this money to consolidate two high interest credit card debts and pay this loan off in three years. My husband and I have a combined income of at least $130,000 per year. In addition to my job, I teach night classes for extra income.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$155,248.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444343	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444343. Member loan 444343 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Ace USA Inc.	Debt-to-income ratio:	18.63%
Length of employment:	2 years 4 months	Location:	Sayreville, NJ

Home town:	Bayonne
Current & past employers:	Ace USA Inc.
Education:	American Institute of Banking

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate outstanding debt to free up money to pay down mortgage faster. I have a very stable, secure position at an insurance company. Company is doing very well so not at all worried about layoff, etc. Husband is also in a secure employment position.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,195.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444372	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444372. Member loan 444372 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	MDU	Debt-to-income ratio:	0.54%
Length of employment:	2 years 4 months	Location:	Rockville, MD

Home town:	Chicago
Current & past employers:	MDU
Education:	Rush University, University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Business growing well. Have 2 high credit card rates caused by temporary credit report error due to billing error from physician office. The error is corrected, but the rates are still very high- over 20%. Very irritating. Paying down balance at over 5K a month each. Need a consolidated loan to pay down the balance in a sustainable way.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,068.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444384	$24,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444384. Member loan 444384 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,083 / month
Current employer:	Nuclear-Oncology	Debt-to-income ratio:	5.32%
Length of employment:	18 years 2 months	Location:	Chicago, IL

Home town:	Joliet
Current & past employers:	Nuclear-Oncology
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I am a physician arranging for care of my fiancee during her recovery from surgery. We have an infant 4 months old and she recently had abdominal surgery and hospitalization for post-c-section complications. She is now recovering at home on a course of protracted IV antibiotics. She has been off work for several months and will not recover enough to resume work for several more months. We need in-home help for a few more months to care for her and our infant son. This loan will help cover some of the costs of that care. I am a radiation oncologist in a group practice that I have been with since 1991. I plan repayment of this loan over the next two years.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$388,892.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444399	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444399. Member loan 444399 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	Offspring Solutions	Debt-to-income ratio:	5.06%
Length of employment:	6 years	Location:	Lorton, VA

Home town:	Chicago
Current & past employers:	Offspring Solutions, PeopleSoft, KPMG
Education:	United States Air Force Academy (USAFA), St Marys University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to pay off higher-interest credit card balances that were used for business purposes. My financial situation: I am a good candidate for this loan because I own a successful business that's over 5 years old with 4 major federal/state government clients. The credit cards were used as a foundation for building the business. Those investments have paid off and the revenues can easily pay off the loan. I have a dual income household and have no trouble paying monthly bills. I'd like to consolidate and pay off these credit cards and discontinue their use as I move to a debt-free operating environment (both personally and professionally). I anticipate that the loan will be paid off relatively quickly (~6-12 months).

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	21
Revolving Credit Balance:	$32,328.00	Public Records On File:	0
Revolving Line Utilization:	17.69%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444401	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444401. Member loan 444401 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Federal Government & United States Air Force Reserves	Debt-to-income ratio:	21.02%
Length of employment:	20 years 3 months	Location:	Palm Springs, CA

Home town:	Chula Vista
Current & past employers:	Federal Government & United States Air Force Reserves
Education:	American Military University, Riverside Community College

This borrower member posted the following loan description, which has not been verified:

I am in the Air Force Reserves. I was recently mobilized and as a result - I lose a bit of money. I would like to consolidate my credit card debt. I actually need more than $25000 ($38000 to be exact) but I will be happy with any amount. I am current on all my payments. I am a home owner - but my house does not appraise high enough now as it would have 3 or 4 years ago to refinance to include my debt. Because I am current on all of my monthly bills - I am not interested in the "debt management" solution. I don't want anything to hurt my credit. I have to maintain a security clearance and maintaing a good credit rating is part of maintaining a favorable security clearance. I just want to consolidate my debt. Because I have been in the military for 26 years - I would like who ever may read this to know that I am committed to paying my debt and know that I have an obligation to both my current debtors and to the members of your company should you choose to assist me with a loan. If you look upon this request favorably - I will destroy and close the accounts I pay off with your consolidation loan. Thank you for your time and consideration

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	55	Months Since Last Delinquency:	14
Revolving Credit Balance:	$115,152.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444428	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444428. Member loan 444428 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	BERKSHIRE FACULTY SYSTEM	Debt-to-income ratio:	16.79%
Length of employment:	2 years 3 months	Location:	PITTSFIELD, MA

Home town:	PESHAWAR
Current & past employers:	BERKSHIRE FACULTY SYSTEM, BERKSHIRE FACULTY SYSTEM
Education:	KHYBER MEDICAL COLLEGE

This borrower member posted the following loan description, which has not been verified:

Me and my wife both are physicians and are currently working and have been trying to pay off our credit cards loan for the last couple of years but they are not moving an inch.Moreover we are paying high interest rates.Our son will be going to college in near future and we want to start saving for his college which is not happening with our credit card loan and other monthly expenses.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,459.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444435	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444435. Member loan 444435 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,750 / month
Current employer:	Network Equipment Technologies	Debt-to-income ratio:	10.33%
Length of employment:	11 years 6 months	Location:	MENLO PARK, CA

Home town:	Woking Surrey
Current & past employers:	Network Equipment Technologies
Education:	University of Nottingham, United Kingdom, Univeristy of London

This borrower member posted the following loan description, which has not been verified:

Paying Off and Cancelling a credit card

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,495.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444436	$17,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444436. Member loan 444436 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	One Limousine Group LLC, Oopsie Daisy Floral	Debt-to-income ratio:	6.65%
Length of employment:	7 years 6 months	Location:	Mesa, AZ

Home town:	Marietta
Current & past employers:	One Limousine Group LLC, Oopsie Daisy Floral
Education:	University of North Dakota, Arizona State University

This borrower member posted the following loan description, which has not been verified:

I would like to be debt free in 3 years. The loan I am applying for will be enough to consolidate my credit cards and a car loan. The credit card industry is playing games with even though I have great credit. Thank You for taking the time to look this application over.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,542.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444440	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444440. Member loan 444440 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	MZA "The Michael Zanuck Agency"	Debt-to-income ratio:	19.20%
Length of employment:	2 years 9 months	Location:	Los Angeles, CA

Home town:	Fresno
Current & past employers:	MZA "The Michael Zanuck Agency", Starbucks, Quiznos Franchise Manager
Education:	Fresno City College, Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

Hello! I am looking to pay off my outstanding credit card debt so that I can have only one monthly payment with a lower interest rate. I have great credit for my age, and I have always payed higher than the minimum on my monthly payments. I have a secure job, and live modestly. This loan will only be used to pay off my current outstanding credit card debts, and nothing else. I anticipate paying of the loan quicker than 3 years, to be honest.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,089.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444442	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444442. Member loan 444442 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	St Johns School Board	Debt-to-income ratio:	17.58%
Length of employment:	2 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	St Johns School Board
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to completely redo my condo. install new appliances, paint, hardwood flooring, window treatments, etc

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,693.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444466	$1,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444466. Member loan 444466 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,267 / month
Current employer:	rons food farm	Debt-to-income ratio:	1.46%
Length of employment:	27 years	Location:	BASIN, WY

Home town:	Los Angeles
Current & past employers:	rons food farm, ron fiene
Education:	none

This borrower member posted the following loan description, which has not been verified:

I need to get some work done on my 1995 toyota camery. I work seven miles from my work place. and with the winter coming I need to get it running in top shape. thank you for helping hand.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,701.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444478	$18,550	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444478. Member loan 444478 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	The Stop & Shop Supermarket Co. LLC	Debt-to-income ratio:	5.86%
Length of employment:	4 years 5 months	Location:	Fairhaven, MA

Home town:	New Bedford
Current & past employers:	The Stop & Shop Supermarket Co. LLC, Northeast Electrical Distributors
Education:	Umass Dartmouth

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to repay a few creditors who have higher interest rates than what I could receive at Lending Club. I am not a homeowner so a HELOC with a low rate is not available to me. A personal loan is not feasible because of the high interest rate even though my credit rating is in the mid 700's. I cannot borrow against my IRA (I looked to see if that was an option, either borrowing against it or using it as collateral and found out that neither was possible). I am gainfully employed, my union (Teamsters Local 25 Boston) having just negotiated a new 5 year contract so the possibility of my being unemployed at any time during the course of this loan would be nil.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	79
Revolving Credit Balance:	$10,133.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444496	$12,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444496. Member loan 444496 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Basic Energy Services	Debt-to-income ratio:	24.13%
Length of employment:	2 years 6 months	Location:	Gillette, WY

Home town:	Brush
Current & past employers:	Basic Energy Services, Eagle Excavation
Education:

This borrower member posted the following loan description, which has not been verified:

We are currently somewhat behind in our payments due to me not working this summer, my husband's hours cut from 60 to 50 a week and some unexpected finances this summer. We are able to make our payments (although some have been late recently); however we are paying the minimum-some of which run $300.00-$400.00-and since they are revolving credit will we never see the end on them. The debt on the cards were for household improvements and also a large amount were put toward a tool box for my husband to have at work. It is a huge tool box with a value of $18,000.00. He has bought tools over the years that have a value equal to the box. We do take paying our debt seriously. It is our goal to consolidate our bills and pay them off as quickly as we can. It is also our goal to not obtain any new debt. With the furture of America on shakey ground we are anxious to resolve our debt. We do not haave a house payment-we own a mobile home and 2.5 acres of land. We sincerely hope that you will consider us for this loan.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$19,714.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444498	$2,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444498. Member loan 444498 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	self employed	Debt-to-income ratio:	23.53%
Length of employment:	1 year 6 months	Location:	naples, FL

Home town:	Walworth
Current & past employers:	self employed, Trinity Chiropractic, Sunshine Pack and Ship
Education:	University of Wisconsin Oshkosh

This borrower member posted the following loan description, which has not been verified:

I have a lot of credit card debt that I diligently pay monthly with no end in sight. I charge very little anymore, but it seems that my monthly payments keep me from saving and getting ahead. I want to find a solution to this and the banks associtated with the cards do not want to help, obviously! I know with a lower rate, and given a chance, I will get through this mess.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,572.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444504	$9,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444504. Member loan 444504 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Stock components	Debt-to-income ratio:	16.90%
Length of employment:	5 years	Location:	eagle mountain, UT

Home town:	Pleasant Grove
Current & past employers:	Stock components
Education:

This borrower member posted the following loan description, which has not been verified:

this is to pay off credit cards and dental bills.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	64
Revolving Credit Balance:	$11,274.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444529	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444529. Member loan 444529 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	butler america	Debt-to-income ratio:	3.48%
Length of employment:	3 years 6 months	Location:	NAUGATUCK, CT

Home town:	Corning
Current & past employers:	butler america, rcm technology,, corning incorpated (former corning glass works)
Education:	Corning Community College

This borrower member posted the following loan description, which has not been verified:

Would like to remodel a bedroom , with new floors and furniture.........I have a full time job , and always pay bills on time....

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	38
Revolving Credit Balance:	$334.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444553	$7,750	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444553. Member loan 444553 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Richter and Associates	Debt-to-income ratio:	17.60%
Length of employment:	2 years 7 months	Location:	Eastlake, OH

Home town:	Ravena
Current & past employers:	Richter and Associates, Wickliffe Country Place
Education:

This borrower member posted the following loan description, which has not been verified:

Our bathroom and kitchen are outdated and require updating. The bathroom has outdated plumbing and the walls are going to have to come down. It will be a total redo. The kitchen if there is money left over needs to have new cabinets and floors to bring it up to date.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	17
Revolving Credit Balance:	$400.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 444554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444554	$9,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444554. Member loan 444554 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	I-many, Inc.	Debt-to-income ratio:	2.50%
Length of employment:	6 years 8 months	Location:	Arlington, MA

Home town:	Marine
Current & past employers:	I-many, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

My husband and I are expecting a baby in November and are hoping to replace his 1995 car with something newer and more reliable. We've found a newer car that is in pristine condition with only 70,000 miles, but because it is a 2001 model we cannot apply for traditional used car financing through the dealer. I have made credit mistakes in years past but I've been working hard to correct those mistakes and have had a spotless credit record for the last few years. I am a homeowner with a stable job and high income, and my husband and I live a very quiet, stable life. This is a very low-risk transaction and we would much rather pay our interest to you instead of to a credit card company or bank. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,267.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444559	$3,250	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444559. Member loan 444559 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	Charm City Fitness	Debt-to-income ratio:	17.52%
Length of employment:	5 months	Location:	ANNAPOLIS, MD

Home town:	Annapolis
Current & past employers:	Charm City Fitness
Education:	St. John's College, NM

This borrower member posted the following loan description, which has not been verified:

I am currently employed at a gym, I have an outstanding credit history, and I'm a college graduate with a good head on his shoulders. I have spent the past three years gaining experience as a personal trainer and learning the ins and outs of the business. My dream is to break away from the gym and start training people at their homes. To do this, I need to purchase equipment, establish a web presence, and begin an extensive marketing campaign. The International Sports Science Association has notified me that I have been selected to be their trainer of the month in November 2009. I want to capitalize on this opportunity and use my newfound recognition within the industry to jumpstart my own personal training business. I have the passion and the skills to accomplish my goals. All I l lack is the money to finance them.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,917.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444570	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444570. Member loan 444570 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	retired, pension & rental income	Debt-to-income ratio:	14.02%
Length of employment:	n/a	Location:	SOMERSET, MA

Home town:	Fall River
Current & past employers:	retired, pension & rental income, none
Education:	none

This borrower member posted the following loan description, which has not been verified:

I would like to help my grandchildren out with college expenses. I had never been able to save for them for college. I know the importance of a college education and want them to be successful. I hoped to be able to maybe sell my home but the economy is not good in my area. I want them to be able to concentrate on school and not how to pay for it. Also, I don't want them stuck with students loans when they get out. It is tough enough to find a job in your field nevermind trying to pay loans. I feel this is a good thing to do for them. I hope to be able to do it with your help. Thank You. I am a consciencous of my credit history and score. The reason I don't go to my local bank is that this is a small town and I don't want them in my personal business.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1976	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	11
Revolving Credit Balance:	$186,818.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444575	$3,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444575. Member loan 444575 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Friar Tuck Beverage	Debt-to-income ratio:	8.70%
Length of employment:	1 year 3 months	Location:	Champaign, IL

Home town:	Danville
Current & past employers:	Friar Tuck Beverage, Barnes & Noble, Cost Plus World Market
Education:	Parkland College

This borrower member posted the following loan description, which has not been verified:

As a 19 year old pushed out of the house I had to work 2-3 low paying part time jobs at a time for years, with no assistance from my family, and I had to use credit cards to stay above water. Thankfully I was promoted a couple of years ago and can now afford my expenses and have been steadily paying down my debt; in fact I have stopped using credit cards almost entirely and have paid down 35% of my previous debt. I was finally able to start going back to school this semester at my local community college and I hope to get my bachelor's A.S.A.P. but I will need to get the debt monkey off my back before I can start saving for further education. I hope you can help. Thanks!

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,941.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444583	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444583. Member loan 444583 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Certainteed	Debt-to-income ratio:	22.38%
Length of employment:	37 years 3 months	Location:	Kansas City, KS

Home town:	Kansas City
Current & past employers:	Certainteed
Education:	none

This borrower member posted the following loan description, which has not been verified:

I will youse this money to consolidate debt, and to help me get back on my feet from plant shutdowns.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,430.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444594	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444594. Member loan 444594 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	HCA/Brandon Regional Hospital	Debt-to-income ratio:	21.54%
Length of employment:	8 years 2 months	Location:	Brandon, FL

Home town:	Jamaica
Current & past employers:	HCA/Brandon Regional Hospital
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

I'm needing extra cash for my daughter's wedding on 10/17 - so I need cash fast. I can probably do everything by myself, but those last minute expenses come up fast. If there is cash left over, I plan to consolidate existing loans

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1975	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	22
Revolving Credit Balance:	$36,095.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444596	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444596. Member loan 444596 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,541 / month
Current employer:	Operational Security Systems	Debt-to-income ratio:	7.49%
Length of employment:	17 years 3 months	Location:	Marietta, GA

Home town:	Thomson
Current & past employers:	Operational Security Systems, Georgia Institute of Technology
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Due to the declining health of my Mother-in-law a few years back, my family had to sell our house and move to be closer. The market was down and after 2 years of not selling, we had to settle on a price for less than asking. This coupled with helping her with medical, funeral and home repair expenses forced us to use credit cards for these and everyday expenses. I am currently putting $2000 a month toward paying this off but would like to get a better rate. I have been employed now for 17.5 years with the same company and have a 6 figure income. I have always had an outstanding credit score and recently paid off my wife's student loans and Home Depot credit account early. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,492.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444605	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444605. Member loan 444605 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,283 / month
Current employer:	1-800 Contacts	Debt-to-income ratio:	21.42%
Length of employment:	6 months	Location:	SALT LAKE CITY, UT

Home town:	Salt Lake City
Current & past employers:	1-800 Contacts, American Express
Education:	Salt Lake Community College

This borrower member posted the following loan description, which has not been verified:

medical expenses

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,817.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444618	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444618. Member loan 444618 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,439 / month
Current employer:	City of Falls Church Police Department	Debt-to-income ratio:	7.33%
Length of employment:	9 years 8 months	Location:	Broad Run, VA

Home town:	Allentown
Current & past employers:	City of Falls Church Police Department, City of Falls Church Police Department
Education:	Ferrum College

This borrower member posted the following loan description, which has not been verified:

I would like to reduce my credit card debt at a better rate.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,721.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444654

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444654	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444654. Member loan 444654 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,488 / month
Current employer:	OEConnection	Debt-to-income ratio:	10.57%
Length of employment:	7 years	Location:	HUDSON, OH

Home town:	Hudson
Current & past employers:	OEConnection
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

Payoff my equity line of credit.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	23	Months Since Last Delinquency:	7
Revolving Credit Balance:	$12,810.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444656	$7,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444656. Member loan 444656 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,625 / month
Current employer:	Veterans Affairs Department (VA)	Debt-to-income ratio:	0.41%
Length of employment:	14 years 2 months	Location:	Menlo Park, CA

Home town:	Redwood City
Current & past employers:	Veterans Affairs Department (VA)
Education:	De Anza College

This borrower member posted the following loan description, which has not been verified:

I plan on furthering my education and I need this loan for books and tuition.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$402.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444657	$2,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444657. Member loan 444657 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,510 / month
Current employer:	US Air Force	Debt-to-income ratio:	11.16%
Length of employment:	17 years 6 months	Location:	TOPEKA, KS

Home town:	monmouth
Current & past employers:	US Air Force
Education:	Ft. Hays State University

This borrower member posted the following loan description, which has not been verified:

loan to consolidate debt

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	34
Revolving Credit Balance:	$26,343.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444665

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444665	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444665. Member loan 444665 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Tower Credit Union	Debt-to-income ratio:	6.30%
Length of employment:	13 years 4 months	Location:	Wausau, WI

Home town:	Pana
Current & past employers:	Tower Credit Union, Community Credit Union of Wausau
Education:	Eastern Illinois University, Southwest Wisconsin Technical College

This borrower member posted the following loan description, which has not been verified:

My partner and I started this business 3 1/2 years ago. We sell boots made by in the USA, many of which are made in Wisconsin. Our monthly gross sales are now consistently between $20,000 and $30,000 per month. We started this business on a shoestring - and the shoe company has been carrying us in the amount of approximately $40,000 to $50,000. They are willing to set up payment arrangements on the amount owed if we can come up with some $ to pay down on what is owed, and then we will keep current with them in the future. My partner is a great advertising guy experienced in branding, making web sites, etc. I am the CEO of a small financial institution with excellent credit. If you want to find out more please contact me. You may check out our website at www.thebootpro.com and www.theunionbootpro.com.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,793.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444666	$19,750	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444666. Member loan 444666 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Gramps Fixins	Debt-to-income ratio:	20.62%
Length of employment:	1 year 7 months	Location:	coalgate, OK

Home town:	Coalgate
Current & past employers:	Gramps Fixins, National Coal County (Oilfield Disposal Technician), Coal County Ranch And Supply (Asst Manager), Wrangler, Pizza Hut (Asst Manager), Wal-Mart Stores
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to aquire an automated donut machine from lil orbits to fix donuts in my snow cone stand so i can keep the business open year around and just not seasonal. And The rest will be used to consolidate all loans into one payment. Micro loans are eatting away at the business. There is not anywhere to get donuts in this town and alot of people drive to the next town to get donuts in the morning.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,422.00	Public Records On File:	1
Revolving Line Utilization:	91.40%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444691	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444691. Member loan 444691 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	24.58%
Length of employment:	n/a	Location:	Fort Lauderdale, FL

Home town:	Brooklyn
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am interested in obtaining a loan for $10,000 for my restaurant. We are just coming to the high season. I need some capital to carry us over till it gets busy October 15, 2009 as well as to fund growing demand for outside catering. I would like repay the loan in installments of $1,000 per month for the coming year. We offer a unique restaurant experience to our customers - excellent homemade grill items in a modern mom and pop environment. Our price point is accessible to all patrons, especially during this economic downturn. We have been reviewed by various local papers and restaurant critics.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	3
Revolving Credit Balance:	$44,433.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444692	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444692. Member loan 444692 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	USAF	Debt-to-income ratio:	6.79%
Length of employment:	6 years 4 months	Location:	WALDEN, NY

Home town:	Walden
Current & past employers:	USAF, New York State Senate
Education:	Mount Saint Mary College

This borrower member posted the following loan description, which has not been verified:

Loan is to refinance higher interst credit card

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,254.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444704	$4,200	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444704. Member loan 444704 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	K.G. International Inc	Debt-to-income ratio:	7.15%
Length of employment:	2 years 1 month	Location:	Hialeah, FL

Home town:	Hialeah
Current & past employers:	K.G. International Inc, Benihana
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

To: Whom it may concern Good afternoon The main reason for this loan request is to pay what I have spent as an authorized user on my father's credit card. During my years of college I sued around $3,000 dollars in books and schools materials. Now, he is trying to pay his debt on the same credit card, but he needs $3,200. As you will see on my personal information, I am very thankful for having a job since years ago. I do nto have a collateral, but I will have a co-signer if it is neccesary. I do not have to pay other type of loans such as morgage loans since I live on my father's house. I pay my personal expenses and my food. I send money to my mother per month and due to an emergency on my family, I had to send part of my savings and I am short to help my father. PLease, let me know if you need more information about my request

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,559.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444720	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444720. Member loan 444720 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Cintas Corporation	Debt-to-income ratio:	19.73%
Length of employment:	3 years 4 months	Location:	Southaven, AR

Home town:	Evansville
Current & past employers:	Cintas Corporation
Education:	Universit of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

I have roughly $15,000 in credit card debt at a 20+% interest rate. I currently have over 10k in investments that I could use to pay down the debt, however cashing out investments now would not be wise. Therefore I was wishing to take out a personal loan to pay off these debts. I have 13k in a capital one visa and 1k on a Best Buy account. My current income is 100k and I have a credit score of over 715. My wife who would co sign has a credit score over 740. I was hoping to get a 60 month personal loan at an interest rate of under 15%, upon receiving this loan I would cancel the above accounts. The majority of this debt was incurred due to medical expenses for my wife. These medical expenses occured becuase the doctor we had to use was out of network. I am open to hearing any options.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,285.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444732	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444732. Member loan 444732 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Monster Cable	Debt-to-income ratio:	17.83%
Length of employment:	12 years 6 months	Location:	MILLBRAE, CA

Home town:	Galway
Current & past employers:	Monster Cable, The Good Guys
Education:	Calasanctius College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off credit cards that have me at a high APR and get my debt paid off faster. I would like to consolidate my payments in to one bigger one and see my balance go down faster. I have a good job secure job, have been employed by the same company for 13 years. I have not bankrupted nor do I have any major negatives on my credit report.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	31
Revolving Credit Balance:	$17,426.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444739	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444739. Member loan 444739 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	GREAT HEARTS ACADEMIES	Debt-to-income ratio:	2.22%
Length of employment:	3 months	Location:	GLENDALE, AZ

Home town:	Cedar Rapids
Current & past employers:	GREAT HEARTS ACADEMIES, STARBUCKS COFFEE COMPANY
Education:	Ave Maria University, KATHOLIEKE UNIVERSITEIT LEUVEN

This borrower member posted the following loan description, which has not been verified:

My wife, daughter and I recently relocated from Europe to Arizona and will be using the loan money to finance the move (including plane tickets, travel expenses, and possibly a vehicle). My credit history is nearly flawless, and I have a steady, full-time job with ample monthly income to meet the loan payments. I am currently renting an apartment and have very few monthly bills to meet. I pay my bills on time and am very responsible with my money. In short, if this loan application is accepted, you can be assured that payments will be met promptly and regularly.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,070.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444752	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444752. Member loan 444752 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,606 / month
Current employer:	Dana-Farber Cancer Institute	Debt-to-income ratio:	12.49%
Length of employment:	4 years 2 months	Location:	Brookline, MA

Home town:	Wayland
Current & past employers:	Dana-Farber Cancer Institute
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

I'm looking to propose to my girlfriend of almost 4 years. We actually are already living together now. She means the world to me and I want to give her the world. I'm creating a very unique engagement ring and need a loan to make this purchase. I don't have any student loans or car loans, so this is my first time requesting a loan. I do own 2 credit cards, and I feel like for a large amount of money, I don't trust it on a credit card that can so easily adjust my APR on the whim. I pay my monthly payments without any problems. I have a very stable full time job working in IT in a hospital where I've been for over 4 years. I have a down payment to put on the ring and just need to cover 8000 of it. I heard excellent things about this site and you have a great APR. I hope you'll consider me for this loan as it's going to beautiful cause. Thank you very much! ~Chris

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,760.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444786	$13,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444786. Member loan 444786 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	Digital Arts and Technology Academy	Debt-to-income ratio:	2.87%
Length of employment:	4 years 7 months	Location:	Albuquerque, NM

Home town:	Honolulu
Current & past employers:	Digital Arts and Technology Academy, Digital Arts and Technology Academy
Education:	Hawaii Community College

This borrower member posted the following loan description, which has not been verified:

Consolidating my debt into one payment will save me $250 per month.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,049.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444805	$13,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444805. Member loan 444805 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The Methodist Hospital	Debt-to-income ratio:	20.86%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	The Methodist Hospital
Education:	Prairie View A & M University

This borrower member posted the following loan description, which has not been verified:

I work as an RN at the Methodist Hospital in Houston. I paid for my last semester with a credit card with a high interest rate. Now I am looking to get into an installment account to pay of the same loan.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,981.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444809	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444809. Member loan 444809 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Korean Chinese Association	Debt-to-income ratio:	12.57%
Length of employment:	2 years 6 months	Location:	flushing, NY

Home town:	Flushing
Current & past employers:	Korean Chinese Association, E One Group
Education:	Fujian Normal University

This borrower member posted the following loan description, which has not been verified:

I am in the process of negotiating a deal to purchase an existing restaurant located at flushing, NY. Current owner is asking for $180K and I am trying to get it down to $150K. I have $100K on hand, however, still short about $50K. I don't want a short term loans, but looking into a long term loan, preferrably 3 -7 yrs term.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,069.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444810	$8,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444810. Member loan 444810 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Freddie Mac	Debt-to-income ratio:	16.11%
Length of employment:	3 years	Location:	HERNDON, VA

Home town:	Wilmington
Current & past employers:	Freddie Mac
Education:	Hampton University

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my debt so that I can save for other things such as a home, my wedding, and other unplanned expenses. This particular loan will pay for my credit card debt. I want to be prepared to have children and support my family in the future. I have a good credit history and my credit score is fair. I believe that getting this loan is the first step in my journey to decrease my debt and increase my credit score. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	40
Revolving Credit Balance:	$9,836.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444829	$21,275	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444829. Member loan 444829 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,546 / month
Current employer:	Arrow Capital Management	Debt-to-income ratio:	0.82%
Length of employment:	8 years 6 months	Location:	Malibu, CA

Home town:	Los Angeles
Current & past employers:	Arrow Capital Management, Walt Disney Co.
Education:	University of California-Berkeley (Cal UC Berkeley), University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have been looking to get a replacement car. I would normally think of joining a credit union but heard Lending Club has competitive rates too. My income and credit and excellent and would love to be part of P2P lending. Thank you.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,848.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444831	$24,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444831. Member loan 444831 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	US Government	Debt-to-income ratio:	21.94%
Length of employment:	6 years 9 months	Location:	Ashburn, VA

Home town:	Boston
Current & past employers:	US Government, George Mason University, AT&T Inc.
Education:	University of Kentucky, National University of Singapore

This borrower member posted the following loan description, which has not been verified:

After my divorce, I tried to live off my real estate commission income during a down market. It didn't work (obviously) and I continued to put more and more expenses on credit cards trying to keep up the same standard of living for my children. Yes, I know it was stupid, but who knew the market would tank as much as it did. I finally got smart and went back to work for the US Govt. I have been in a wonderful job for the past nine months, with an excellent income. However, I am still plagued with credit card debt spread out over several cards. I would like to consolidate my debt and pay it off quicker with a set payment every month. I have a good solid income, and I own my own home (with the bank!). I just need some help to get me back on my feet. Please help!

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124,784.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444832	$22,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444832. Member loan 444832 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	On Wheels, Inc.	Debt-to-income ratio:	10.81%
Length of employment:	15 years 3 months	Location:	Bowie, MD

Home town:	Camden
Current & past employers:	On Wheels, Inc.
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

My business is 15 years old and generates $2.5 million annually. I have grown without the help of loans or investors. I am launching an expanded multimedia for the multicultural market. It will be the first national consumer reports in this growing market. I am transitioning from being the first national auto magazines for this market to covering travel, business, finance, health, green, entertainment and more. I will have close to $1 million in commitments from corporate 500 companies for the launch and will generate $15 million in five years. Because of my past connection to the auto industry, i cannot secure bank financing, although I am a disabled Veteran owned small business. We have invested everything in building this multimedia platform that offers advertisers print, web hub, digital magazines, events, e-newsletters, research and more. The growth industries continues to get digital, Green, and multicultural and we provide all, including the launch of a national Green magazine for this market. We launch in a few weeks and need operating capital.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,901.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444870	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444870. Member loan 444870 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	CPSI	Debt-to-income ratio:	9.93%
Length of employment:	7 years 2 months	Location:	Mobile, AL

Home town:
Current & past employers:	CPSI
Education:	University of South Alabama

This borrower member posted the following loan description, which has not been verified:

Would like to try this - I like the concept of Lending Club.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,940.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444874	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444874. Member loan 444874 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	The Carbon Group Ltd.	Debt-to-income ratio:	3.92%
Length of employment:	1 year 8 months	Location:	HOLMDEL, NJ

Home town:	Holmdel
Current & past employers:	The Carbon Group Ltd., PowerScore LSAT Tutoring Inc., Morgan Stanley
Education:	McDonough School of Business, Georgetown University

This borrower member posted the following loan description, which has not been verified:

I graduated from Georgetown University in May of 2008 and have been running my own start-up business since then. While at Georgetown, I was a member of ROTC up until the beginning of my senior year at which point I was unfortunately medically disqualified. There was a mixup between ROTC and Georgetown student accounts and I've just learned that I need to pay back about $30,000 to Georgetown before they will release my transcripts for applications to law school, so I need to pay them back immediately so I can get into a top law program. I am a responsible borrower because I have been running a start-up consultancy in the international carbon market (www.thecarbongroup.org) on my own since graduation and have learned how to manage my debts and to keep track of my long term and short term spending abilities. I have a number of business contracts that will increase the firm's revenue over the next 8 months, which will allow me an additional safety net for making payments on time.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	41
Revolving Credit Balance:	$21,149.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444882	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444882. Member loan 444882 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	GRAZIANO IMPORT & EXPORT	Debt-to-income ratio:	13.93%
Length of employment:	10 years 2 months	Location:	MIAMI, FL

Home town:
Current & past employers:	GRAZIANO IMPORT & EXPORT, ARGENTINA MEAT MARKET
Education:

This borrower member posted the following loan description, which has not been verified:

I WANT TO GET MY WIFE AND KIDS TO EUROPE FOR ABOUT A MONTH. I ACTUALLY HAVE THE MONEY BUT PREFFER TO GET A LOAN FOR THIS PURPOSE.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,163.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444884	$15,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444884. Member loan 444884 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Honeywell International Inc.	Debt-to-income ratio:	17.26%
Length of employment:	8 years 4 months	Location:	Surprise, AZ

Home town:
Current & past employers:	Honeywell International Inc.
Education:	DeVry University-Arizona

This borrower member posted the following loan description, which has not been verified:

Looking to replace flooring in kitchen and gameroom. Also would like to install automatic sprinklers in backyard. Section of yard to be turned into kids play area.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$256.00	Public Records On File:	1
Revolving Line Utilization:	1.70%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429454	$12,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429454. Member loan 429454 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,633 / month
Current employer:	Street Delivery	Debt-to-income ratio:	12.39%
Length of employment:	1 year 4 months	Location:	Harrisburg, PA

Home town:	Harrisburg,
Current & past employers:	Street Delivery, Crescent Hieghts
Education:	California State University San Marcos

This borrower member posted the following loan description, which has not been verified:

I am planning to completely remodel an investment property. Currently needs full rehab; --Flooring --Appliances --Roof --Replace a few sheets of drywall --New carpet. I have experience working for a company in which I was one of 2 construction coordinators at a 1300 unit condominium conversion. I plan on completing the major of the work in this 3 bed 1 bath by myself and hiring a roofer that will provide a warranty. Not sure what else to include, if you have any questions feel free to contact.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$670.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435991	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435991. Member loan 435991 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	7.98%
Length of employment:	n/a	Location:	Olney, MD

Home town:
Current & past employers:	PC Test Engineering Lab
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I need a small amount of loan in terms of personal loan to be used towards my Business overseas.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436077	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436077. Member loan 436077 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Patrick Carley's Outdoor Woodcrafting	Debt-to-income ratio:	13.85%
Length of employment:	15 years	Location:	Sanford, FL

Home town:	Sharon
Current & past employers:	Patrick Carley's Outdoor Woodcrafting, US Navy
Education:	Housatonic valley regional high, US Navy

This borrower member posted the following loan description, which has not been verified:

I am a very responsable person looking to get rid of the credit card games. Over the years I have had to use my credit card for emergencys and it slowly added up. My business has been doing better and better but as my business gets better it seems the credit cards raise their rates to crazy figures. I have a very good credit rating and am very diligent about paying my dept. I came to Lending Club to see if anyone could help me out with this matter. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,426.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442140	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442140. Member loan 442140 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	TriNet	Debt-to-income ratio:	20.52%
Length of employment:	5 months	Location:	SAN FRANCISCO, CA

Home town:	Aiea
Current & past employers:	TriNet, Mervyns, GAP
Education:	University of Hawaii at Manoa, Santa Clara University

This borrower member posted the following loan description, which has not been verified:

During a stint where my ex-wife and I were on unemployment my credit card debt ballooned and my interest rates were increased. I'm seeking to lower my Credit Card debt and pay back as quick as possible. I'm currently paying 4 short term debts at $700 month but I am incurring at least $200 month in interest which is making this slow going. I have $10k in cash I will be using along with the $25k I'm borrowing to eliminate 2 cards totally $32k. I will use the remainder on a third card totalling $20k. I am a responsible IT Professional with a stable income making $120k a year. Unfortunately bad decisions in the past have been keeping me from being able to gain some momentum. Paying off these debts would go a long way towards financial recovery for myself. I really appreciate the help. Thanks!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,468.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443719	$3,250	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443719. Member loan 443719 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Information Handling Services	Debt-to-income ratio:	19.20%
Length of employment:	5 years 11 months	Location:	Parker, CO

Home town:	Port Jefferson
Current & past employers:	Information Handling Services
Education:	SUNY Brockport, BOMI

This borrower member posted the following loan description, which has not been verified:

I will use the loan to pay off ALL debt with the exception of my House and one Van. I have too many payments and it would be nice and prefefable to only have one payment. It's just easier that way. I am a good candidate for a loan for several reasons. I am extremely hard working and have been at my job for over six years. My company is global and is thriving in these tough market conditions. My job is safe. I plan to pay back the loan earlier then the terms and don't forsee any problems doing so. Please consider me for this loan. Thank you

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	35
Revolving Credit Balance:	$9,625.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444106	$5,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444106. Member loan 444106 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	THE BANK OF NEW YORK MELLON	Debt-to-income ratio:	12.38%
Length of employment:	14 years 9 months	Location:	BROOKLYN, NY

Home town:	Trinidad
Current & past employers:	THE BANK OF NEW YORK MELLON
Education:	CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

I plan to pay off credit cards and also close them. I am a good candidate for this loan i believe in paying on time. i plan to pay off loan soon than later.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,271.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444514	$22,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444514. Member loan 444514 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Broadway Real Estate Services	Debt-to-income ratio:	10.05%
Length of employment:	3 months	Location:	HAWTHORNE, NJ

Home town:	Hawthorne
Current & past employers:	Broadway Real Estate Services, Broadway Partners Fund Manager
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

I have 4 separate debts that I would like to consolidate into one lump payment per month. Once this loan is established, I will be able to organize my finances and start saving for my future, which will be a HUGE relief.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	20
Revolving Credit Balance:	$8,650.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444835	$4,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444835. Member loan 444835 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,418 / month
Current employer:	Black and Decker	Debt-to-income ratio:	6.77%
Length of employment:	25 years 8 months	Location:	SHELBYVILLE, KY

Home town:	Taylorsville
Current & past employers:	Black and Decker, Southwestern Tobacco Company
Education:	McKendre College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to purchase a boat. My credit record speaks for itself.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,986.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444846	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444846. Member loan 444846 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	n/a	Debt-to-income ratio:	13.10%
Length of employment:	n/a	Location:	Plainfield, CT

Home town:	Fairfield
Current & past employers:	Home & Hospice Care of Rhode Island, Earthwatch Institute
Education:	Providence College, Brown University, University of Rhode Island (URI)

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, Thank you for this opportunity to secure a personal loan to complete home improvement projects. My husband and I purchased our (first) home approximately three years ago. The house was built in 1989 and is need of the following improvements: 1. replace original, drafty windows and doors with energy-efficient models 2. replace original electric heaters with more efficient models and 3. fence in property. My husband and I are very strong candidates for several reasons. First, we have good to very good credit ratings, indicative of our track record of responsibly managing our finances. We have never missed or been late with a mortgage or loan payment. We are both very secure in our employment and live within our means. Finally, we are hard-working, honest people who would be very grateful for the opportunity to complete these improvements in time for the winter. If approved, we would never jeopardize our good credit standings by acting irresponsibly in any way with this loan.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,135.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444862	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444862. Member loan 444862 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Pilgrim's Pride Corp	Debt-to-income ratio:	7.27%
Length of employment:	25 years 11 months	Location:	DIBOLL, TX

Home town:	Atlanta
Current & past employers:	Pilgrim's Pride Corp, Gold Kist
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

I'm purchasing a 2009 utility vehicle for our farm. I've been employed for 26 yrs by the same company. I've lived at current location for 12 1/2 years. I plan on making automatic payments for this purchase. I have very little debt and will have no problem paying this loan. Thanks

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1981	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	29
Revolving Credit Balance:	$7,283.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444886	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444886. Member loan 444886 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,375 / month
Current employer:	Department of Defense	Debt-to-income ratio:	20.83%
Length of employment:	1 year	Location:	TWENTYNINE PALMS, CA

Home town:	new bedford
Current & past employers:	Department of Defense, United States Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

my vehicle broke down requiring an engine swap the auto repair place is Baileys auto repair in twentynine palms, ca the total cost for parts, and labor.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444888	$24,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444888. Member loan 444888 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$17,718 / month
Current employer:	SA Company	Debt-to-income ratio:	4.63%
Length of employment:	15 years 8 months	Location:	Beverly Hills, CA

Home town:	Silicon Valley
Current & past employers:	SA Company, Microsoft
Education:	Stanford University

This borrower member posted the following loan description, which has not been verified:

Hi there, We would like to use Lending Club for funds for Christmas season marketing for my decade old consulting business. I am a fan of the idea of social lending instead of giving the money to the big banks. My credit is excellent and I am diligent about always paying everyone on time. Thank you.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,884.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444900	$4,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444900. Member loan 444900 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	graybar	Debt-to-income ratio:	5.14%
Length of employment:	1 year 1 month	Location:	CREST HILL, IL

Home town:	joliet
Current & past employers:	graybar, jewel/osco, schwans fine foods
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to pay off some debt for school and to help pay to get my car fixed.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444901

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444901	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444901. Member loan 444901 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	New World Systems	Debt-to-income ratio:	14.32%
Length of employment:	2 years 7 months	Location:	ROYAL OAK, MI

Home town:
Current & past employers:	New World Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent credit

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,427.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444907	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444907. Member loan 444907 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	3M	Debt-to-income ratio:	13.82%
Length of employment:	9 years 4 months	Location:	Hudson, WI

Home town:	Menomonie
Current & past employers:	3M
Education:	UW River Falls

This borrower member posted the following loan description, which has not been verified:

I used one of credit cards to pay my tuition which wasn't a problem until the credit card company doubled my interest rate. I never had a late payment and really want to be able to pay this card off fast.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,014.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444908	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444908. Member loan 444908 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Eden Design	Debt-to-income ratio:	8.75%
Length of employment:	10 years 7 months	Location:	Kearneysville, WV

Home town:
Current & past employers:	Eden Design
Education:	Shepherd University

This borrower member posted the following loan description, which has not been verified:

Greetings: I am a 30-something small business owner who would like to pay off the outstanding balance on my one and only credit card. I've had an automatic withdrawal of the minimum amount taken out of my account for the last year and a half (around $275) but with an APR of 18% the balance is not going anywhere. So, I feel confident I'll have no problem paying around $340 a month to pay the debt off. I've been in business for ten years and luckily my work flow has continued to be steady throughout the past year. Several years ago, I used a credit card to help build my office for my business and the interest quickly escalated out of control. I've now learned from experience that credit cards are not a good fit for me and would LOVE to pay the card off and take on a Lending Club loan instead. I'd much rather pay my interest directly to Lending Club members then to the credit card company. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	31
Revolving Credit Balance:	$24,223.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444910

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444910	$16,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444910. Member loan 444910 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,667 / month
Current employer:	Click 3X	Debt-to-income ratio:	6.67%
Length of employment:	8 months	Location:	DEMAREST, NJ

Home town:	Burbank
Current & past employers:	Click 3X, Nth Degree Creative Group
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt into one account. I have a great job and a good credit rating. No worries about me paying my bills and I will most likely pay it off before the 3 years.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	25
Revolving Credit Balance:	$715.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 444914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444914	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444914. Member loan 444914 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	U.S. ARMY	Debt-to-income ratio:	15.06%
Length of employment:	4 months	Location:	ALEXANDRIA, VA

Home town:	Penn Yan
Current & past employers:	U.S. ARMY, U.S. Army - Active military service (March 1984-Feb 2009)
Education:	State University of New York at Oneonta

This borrower member posted the following loan description, which has not been verified:

I retired from the Army in February 2009 after 25 years of active duty. In May 2009, I took a civilian position with the Army in Arlington, Virginia. Unfortunately, my family can't join me in Virginia until we sell our house in El Paso, Tx. Before putting the house on the market, we need to make some minor repairs. To compound our problems, we have high credit card debt, which I would also like to consolidate into one payment at a lower interest rate. If we are able to receive a $25,000 loan, we will use $4,000 - $6,000 to do the house repairs (less, if possible). The rest will go toward paying down the unsecured debt. Even with our high debt, a mortgage AND a lease, and two girls in middle and high school, we have never fallen behind on any of our payments. I am currently making about $97,000/year and can easily make these payments. Once we sell our house, we'll use whatever we make on it to pay off the remainder of our debt. My goal with this loan is to get my family back together here in Virginia. After retiring from the Army, I thought we wouldn't be separated like this again (I had just completed a 14 month tour in Korea without my family). My wife and kids need for this to happen as soon as possible...parenting by phone is difficult on all of us!! Thank you!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,551.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444944	$24,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444944. Member loan 444944 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Payne Home Improvements and Repairs	Debt-to-income ratio:	11.71%
Length of employment:	12 years 2 months	Location:	Colonial Heights, VA

Home town:	Colonial Heights
Current & past employers:	Payne Home Improvements and Repairs
Education:

This borrower member posted the following loan description, which has not been verified:

We are trying to pay off some credit card debt and also want to purchase a used car. WE have ALWAYS paid our debts on time. However, recently some of our credit cards lowered our credit limit and that has hurt our credit. In addition, we have closed some cards because they were going to increase our interest. We make plenty of money to pay our debts and we have been trying to lower the debts and have paid off several in the last 2 weeks. We do have a 2004 Kia Amanti that was paid off the month after it was purchased new in Sept.2005. So we can do a secured loan also.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,598.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444950	$6,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444950. Member loan 444950 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Master Pitching Machine	Debt-to-income ratio:	22.90%
Length of employment:	28 years	Location:	Kansas City, MO

Home town:	Ottawa
Current & past employers:	Master Pitching Machine
Education:

This borrower member posted the following loan description, which has not been verified:

We were wondering if you would finance an unrestored 1957 Chevy pick up. We found this GREAT project and it's about 50% restored. Most of the body work has been done and done right. 95% of the parts are there including an new running motor -an Edelbrock carburator NIB-Camaro subframe-all the new componets for a wood bed and so on. For the most part it will just need to be put together, interior work and paint. The cost to us is $5,500 and we are looking for someone to finance this project. This is a fabulous offer and we would be idiots to this pass up. When completed, the value of the truck should be around $20,000. As it sits now, the value is actually around $7,500. Meaning that if we got this today we could sell it, as-is, tomorrow for $7,500. The current owner has fell onto hardship and cannot afford to complete this project. I realize that projects like this are only appreciated by those who are interested in this type of "hobby" but it is a good investment to anyone.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,299.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444956	$17,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444956. Member loan 444956 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Male Ego Barber	Debt-to-income ratio:	20.56%
Length of employment:	1 year 11 months	Location:	FREEHOLD, NJ

Home town:	jackson
Current & past employers:	Male Ego Barber, shooters 22, the mortgage works inc
Education:	Capri Institute of Hair Design

This borrower member posted the following loan description, which has not been verified:

i would like to put all my credit cards into one payment

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,273.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444960	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444960. Member loan 444960 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Wharton County Electric Cooperative	Debt-to-income ratio:	22.93%
Length of employment:	2 years	Location:	El Campo, TX

Home town:	Houston
Current & past employers:	Wharton County Electric Cooperative, King and Spalding LLP, Sam Houston State University
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan to pay off some credit cards as well as finish a home project. Thank you for taking to the time to review my application and I look forward to doing business with you. Thank you!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	30
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444972	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444972. Member loan 444972 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	BGA	Debt-to-income ratio:	23.85%
Length of employment:	1 year 10 months	Location:	Dallas, TX

Home town:
Current & past employers:	BGA
Education:

This borrower member posted the following loan description, which has not been verified:

I have 2 cards that have magically went up to 29.9% as a resut of changes in policy. I am looking to consolidate these cards with something more reasonable and hopefully get it paid down in a few months. I have never missed a payment on a card in my life and have a solid score. I am a quality borrower and would be very happy with any help

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	3
Revolving Credit Balance:	$61,956.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444991	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444991. Member loan 444991 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	High Mountain Taxi	Debt-to-income ratio:	13.73%
Length of employment:	2 years	Location:	Aspen, CO

Home town:	Waterloo
Current & past employers:	High Mountain Taxi, Charles Schwab
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Doug Sloter. I work as a taxi driver in Aspen, CO. Last year I made $37,500. Will be consolidating all outstanding debt with this loan and closing all but one credit card.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$417.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444997	$5,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444997. Member loan 444997 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mandel Communications	Debt-to-income ratio:	10.61%
Length of employment:	2 years 1 month	Location:	Felton, CA

Home town:	San Jose
Current & past employers:	Mandel Communications, Muscular Dystrophy Association, RealCare Elder Care, Santa Clara County Office of Education
Education:	Gavilan College, DeAnza College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am a 28 year old female who is tired of treading water. My significant other was hospitalized last year and had to have major surgery to keep him from going paralyzed. He has been unemployed for the past year and a half due to his surgery. All of my income has had to go to our mortgage and bills. Due to this I have reached the limit on all of my credit cards. I purposely have kept my limits low, so my total debt is not too significant. I would like to be able to pay off these high interest rate cards and finally be able to gain some ground. My significant other is now employed and we both want nothing more than to start paying off our debt. I have been with my wonderful employer for over 2 years and have been consistently employed since the age of 18. It is high time I start using my money wisely, but will never be able to do so until I can pay down my debt. This seems like a wonderful program and I would love to be able to be able to turn around and invest when I can financially do so. Thank you for your consideration. You have no idea how much this would impact my day to day life as well as my future. Best regards, Swimmer

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,487.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445007	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445007. Member loan 445007 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	cintas uniform company	Debt-to-income ratio:	12.61%
Length of employment:	9 years	Location:	NORTH WALES, PA

Home town:	Philadelphia
Current & past employers:	cintas uniform company, Crown Holdings
Education:	Philadelphia community college

This borrower member posted the following loan description, which has not been verified:

I am using this money to put on an addition on my in laws house. This loan will allow us to have no rent or mortgage and enable to pay off other bill and children tuition payments.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$197.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445013	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445013. Member loan 445013 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,317 / month
Current employer:	Medco Health	Debt-to-income ratio:	1.96%
Length of employment:	2 years 1 month	Location:	WILLINGBORO, NJ

Home town:	new delhi
Current & past employers:	Medco Health, Pharmacy technician
Education:	Bachleors

This borrower member posted the following loan description, which has not been verified:

Please try to lower the apr rate. thanks

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,309.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445022	$11,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445022. Member loan 445022 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	New York Daily News	Debt-to-income ratio:	0.45%
Length of employment:	5 years	Location:	Jamaica, NY

Home town:	San Jose
Current & past employers:	New York Daily News, PGI
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Hi, I'm a photographer with a newspaper. Looking to start a new business in wedding photography. Need capital for equipment and other expenditures. I have experience in this field and once I'm up and running, I expect to receive $1000-$3000 per job. In the meantime, I have no problems making the monthly minimum. Thank you for assistance!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$704.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445023	$14,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445023. Member loan 445023 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	DNJ Markeitng Group	Debt-to-income ratio:	1.63%
Length of employment:	8 years	Location:	San Diego, CA

Home town:	Orange
Current & past employers:	DNJ Markeitng Group
Education:	Fairleigh Dickinson University - Rutherford Campus

This borrower member posted the following loan description, which has not been verified:

This loan will be used to help pay off the expenses of getting married, expanding my business, and consolidating my debt into one monthly payment. My wife and I have been together for several years, and only just recently had been in a position to get married with all of our family around. Everyone who knows us had been looking forward to celebrating this special day with us for a very long time. Since this was the first marriage for both of us I wanted the day to be special which it was and provide my wife with everything that she had dreamed of ever since she was a little girl. Well, this caused the cost of the wedding to go over budget. Although we had been saving for a long time, we came up a wee bit short. Our families have done what they could financially, but unfortunately it has not been enough. In the midst of all of this, I am trying to pay-off the last of my student loan and trying to expand my growing business with new equipment, hardware, and software. This loan will allow me to start a new life with my wife. Many marriages fail because of financial problems and I do not want to burden my wife or our future relationship with my money issues. It will also lift the weight off of me and allow me to make just one manageable monthly payment. I am a great candidate for this loan because I own a stable, productive, and growing business, establish in 2001. My business specializes in web design, search engine optimization (seo), and search engine marketing. I have an excellent repayment history, with no delinquencies. My bills are paid on time and my credit scores keep rising. My current income is more than adequate to repay this loan in a timely fashion.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$859.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445052	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445052. Member loan 445052 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Ayothayathai Inc.	Debt-to-income ratio:	21.60%
Length of employment:	7 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Ayothayathai Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

The loan will be used to pay off credit card debts and other loans.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	58
Revolving Credit Balance:	$7,583.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445060	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445060. Member loan 445060 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	bereman carpets	Debt-to-income ratio:	18.90%
Length of employment:	10 years	Location:	pacific grove, CA

Home town:	Los Banos
Current & past employers:	bereman carpets, the golf mart
Education:	Monterey Peninsula College

This borrower member posted the following loan description, which has not been verified:

i have great credit

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,061.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445073	$5,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445073. Member loan 445073 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Self	Debt-to-income ratio:	2.27%
Length of employment:	10 years	Location:	Ft. Washington, MD

Home town:	Washington
Current & past employers:	Self, Certified Leasing Company
Education:

This borrower member posted the following loan description, which has not been verified:

I now operate an internet business selling Koi fish. I'm planning to open a shopping center kiosk to sell aquatic products and small fish, such as koi, bettas and tetras. This loan is for working capital and some inventory. I would repay the loan over 30 months.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,597.00	Public Records On File:	1
Revolving Line Utilization:	57.10%	Months Since Last Record:	3
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445083	$19,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445083. Member loan 445083 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Midwest Insurance Company	Debt-to-income ratio:	17.05%
Length of employment:	1 year 6 months	Location:	West Sacramento, CA

Home town:	Carmichael
Current & past employers:	Midwest Insurance Company, FirstComp Insurance
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Hello, Thank you for taking the time to look at my posting. I am obtaining this loan because I have accrued some revolving debt the past several months which I will explain throughout this posting. I would much rather pay interest to people rather than to the credit card companies so that is why I am using lending club. I bought a brand new home some time ago and it became time to do the backyard. The yard is huge and took a lot of time and money to complete but it is now done. I am also getting married very soon so we not only had to pay for the backyard but we also had to pay for the remainder of our wedding. Needless to say, our expenses have been very high these past few months but everything is now paid for and it is business as usual now and time to pay off the debt. With this loan, I am going to pay off my revolving credit card debt and a loan I already have with Lending Club. I obtained a loan in January of this year with Lending Club in the amount of $16,000 with a monthly payment of $530. I have paid that loan down to a balance of $6990 in 9 months so I have averaged paying over $1,000 a month each month on that loan. You may ask why I haven't been paying the minimum on the Lending Club loan and using the cash I would save by not paying extra on Lending Club to pay for my expenses on the backyard and wedding. The answer is that the two main credit cards that I have been using have the introduction rate of 3% but that goes away in November so it made sense to do what I have been doing. The lending club loan I referenced above I obtained due to a vehicle. Unfortunately, I made a couple poor choices in college in changing vehicles and kept on rolling negative equity into cars that I purchased. When I worked for my company prior to this, I bought a new Dodge vehicle and rolled in quite a bit of negative equity. With my prior company, they did not provide me with a company car so I had to use my own vehicle. I put 30,000 miles on the vehicle in one year and then I left that company to come to my current company and they provide me with a company vehicle. I had to sell my Dodge with a ton of miles in a awful economy with a lot of negative equity in it to start with. I had to get rid of it way below blue book and took a huge loss. Live and learn. I am a Marketing Representative with a Insurance Company with a base salary of $77,500. In addition to the salary, I receive monthly commissions based on performance and year to date through Septempber I have made $79,000 so far and I project to make $107,000 for the year at least. I have been with this company for a year and a half and have complete job security. I have a company car so I have no car payment, no insurance, no maintenance, and no fuel expenses. Also, I work from home so my company pays for my cell phone, home phone, and cable internet. With all of those things, that adds up to be a lot of money that I save each month for expenses. I also have a side job with a friend that I make $150/month in as well. Income: $9000/month salary Expenses: Lending Club: From my calculations, it will be $640/month or so with this loan amount. Student Loan: $150 Mortgage: $2250 (split 2 ways with my fiancee) Utilities/Food/Entertainment: Varies, but $500 is probably about average As you can see, my income is great versus my expenses. I have no late or missed payments on my credit report and never will. My credit score is lower than usual just because I have the revolving debt on it right now and that impacts the score. Before this debt was on the reports a few months ago, my credit scores were all around 720. Thank you very much for reading this very long posting and considering this loan.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,075.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445086	$25,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445086. Member loan 445086 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Co-Leash Company	Debt-to-income ratio:	16.20%
Length of employment:	10 years 6 months	Location:	New Tripoli, PA

Home town:
Current & past employers:	Co-Leash Company
Education:

This borrower member posted the following loan description, which has not been verified:

We are a 2 fold company, we have a pantented product called the Co-Leash for dogs, we sell leashes colars, harneses, etc. And we sell glow in the dark paint products. We are looking for a loan to add more advertising, hire staff, to finish developing the business, and to buy more products for shelving. We are a growing business and we need help to continue expanding and providing services to our consumers in this community.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1976	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	3
Revolving Credit Balance:	$144,217.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445091	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445091. Member loan 445091 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Search Services	Debt-to-income ratio:	5.35%
Length of employment:	4 years 10 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Search Services
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

I have a short term need for a business loan. I made over $315k last years on w2 and can fax it for your record. Also, have made $175k this years so far in earnings. All my cash is tied into mutual funds and cd's and do not want to access it. This loan would be repaid in three weeks. I need it for a small business asset purchase. Thanks, Praneet Franklin

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,415.00	Public Records On File:	1
Revolving Line Utilization:	12.80%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445094	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445094. Member loan 445094 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	ram	Debt-to-income ratio:	21.62%
Length of employment:	8 years 5 months	Location:	COPPERAS COVE, TX

Home town:	lawton
Current & past employers:	ram, ram
Education:

This borrower member posted the following loan description, which has not been verified:

just sending this to you

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	74
Revolving Credit Balance:	$9,095.00	Public Records On File:	1
Revolving Line Utilization:	77.10%	Months Since Last Record:	30
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 445097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445097	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445097. Member loan 445097 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,442 / month
Current employer:	opal soft	Debt-to-income ratio:	15.34%
Length of employment:	2 years	Location:	WALNUT CREEK, CA

Home town:	baku
Current & past employers:	opal soft
Education:	baku state

This borrower member posted the following loan description, which has not been verified:

I would like to pay off high interest credit cards and pay off all my debt by having one monthly payment.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$114,747.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445130	$3,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445130. Member loan 445130 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,608 / month
Current employer:	A+ Cleaning & Property Service	Debt-to-income ratio:	14.02%
Length of employment:	14 years	Location:	Avon, CO

Home town:	Austin
Current & past employers:	A+ Cleaning & Property Service, H & R Block, Vail, Colorado (also current)
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

I am looking for a short term loan to cover moving expenses: First, Last, and Security Deposit on a new home rental. I have some cash saved up but am looking for a short term loan to assist me with the rest.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,582.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 445134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445134	$9,250	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445134. Member loan 445134 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Sikorsky	Debt-to-income ratio:	8.17%
Length of employment:	2 years 3 months	Location:	West Haven, CT

Home town:	McCloud
Current & past employers:	Sikorsky, Art Images Reno Nevada
Education:	University of Nevada-Reno, ENMU

This borrower member posted the following loan description, which has not been verified:

This money would be used to consolidate cards and pay a divorce settlement. I build Blackhawks for Sikorsky, a UTC company. My union just signed a 5 year contract and if we don't get any more contracts from defense, we still have 8 more years of backlogged sales. I'm due for a $4,000 raise in 2010 and I believe I'm a great candidate for this loan. My credit scores are: TU-760; EX-715 and EQ-789. Thank You for helping me start over.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,147.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445154	$4,650	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445154. Member loan 445154 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Foxhall Internists	Debt-to-income ratio:	0.00%
Length of employment:	5 months	Location:	College Park, NJ

Home town:	chandigarh
Current & past employers:	Foxhall Internists, CVS Pharmacy
Education:	Seton Hall University, George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

This will be used towards paying my master's in public health classes.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445155	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445155. Member loan 445155 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	chungs automotive	Debt-to-income ratio:	16.31%
Length of employment:	20 years 3 months	Location:	twentynine palms, CA

Home town:
Current & past employers:	chungs automotive
Education:

This borrower member posted the following loan description, which has not been verified:

I want to fix my car up some.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$784.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445164	$9,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445164. Member loan 445164 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Phams Car Care Center, Inc.	Debt-to-income ratio:	5.42%
Length of employment:	9 years 10 months	Location:	WOODBRIDGE, VA

Home town:	Fairfax
Current & past employers:	Phams Car Care Center, Inc.
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I consider myself to handle my money well. I'm only 24 years old and do own my house, its just that in the past year i've made a few bad decisions putting certain purchases on a credit card. The interest rate on the card is extremely high (i believe in the 20s) and I need to refinance this to save money on interest and get it paid off in a more timely fashion. I would much rather take a loan out from here and pay interest to lenders than these credit card companies. I have never been late on any payments so I am responsible in paying back my loans. I have financed 5 vehicles since the age of 16 and fulfilled every loan.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,228.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445168	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445168. Member loan 445168 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Sebastian	Debt-to-income ratio:	19.66%
Length of employment:	5 months	Location:	kerman, CA

Home town:	Fresno
Current & past employers:	Sebastian, Comcast Corp.
Education:	Fresno City College

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a business loan to start up my own business. I have excellent credit and have put much thought into my business.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,644.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445199	$17,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445199. Member loan 445199 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Wells Fargo Advisors	Debt-to-income ratio:	14.15%
Length of employment:	4 months	Location:	Alexandria, VA

Home town:	Glen Cove
Current & past employers:	Wells Fargo Advisors
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

Seeking to purchase an original owner, good condition and relatively low mileage 2003 or 2004 Mercedes Benz E320. Traditional auto finance companies do not seem to want to finance a vehicle over 5 years old as this apparently does not mesh with their financial depreciation models. The finance companies which are so willing are unfortunately usurious. In my humble opinion, they are missing a sweet spot as this E series should hold its value exceptionally well over next 5-10 years. The bulk of depreciation on this type of car occurs during first few years. And they are built to last; it is not unusual to get 250,000+ miles on a well maintained vehicle. As for downside, parts can be pricey. I have a weakness for German cars. I did consider a new vehicle with some of the compelling sales offers being proffered in this weak market; however no car comes close to the quality of this MB. I have not identified a specific vehicle as yet, taking my time endeavoring to find a private party seller car with the right options, condition, and "deal". It is my intent to drive this car for a very long time. I am replacing a 3 series convertible which has served me well, but it has 160,000 miles and is uncomfortably small to entertain clients and potential clients. I will be selling it after tagging the new car; I expect it to bring ballpark $3,500 - $4,500.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,071.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445201	$1,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445201. Member loan 445201 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Equity Analysis & Strategy	Debt-to-income ratio:	6.42%
Length of employment:	9 months	Location:	New York, NY

Home town:	Staten Island
Current & past employers:	Equity Analysis & Strategy, Credit Suisse, Johnson & Johnson
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Recently had to move and had larger expenses than usual. Because of this, I am looking to take out a small loan to help consolidate my furniture and moving bills to cut down on the interest payments to my credit card company.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,050.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445214	$2,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445214. Member loan 445214 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Jimmy John's	Debt-to-income ratio:	6.80%
Length of employment:	1 year 3 months	Location:	MINNEAPOLIS, MN

Home town:	Wells
Current & past employers:	Jimmy John's
Education:	University of South Dakota

This borrower member posted the following loan description, which has not been verified:

Hi there! The Golden Bubbles are looking to purchase a white Lincoln Towncar limousine for touring and hauling equipment to shows. Feel free to take a listen to our music at <www.myspace.com/thegoldenbubbles> We all have jobs. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	22
Revolving Credit Balance:	$456.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445247	$4,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445247. Member loan 445247 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Department of Homeland Security (DHS)	Debt-to-income ratio:	2.34%
Length of employment:	4 years 10 months	Location:	HOMETOWN, IL

Home town:	Chicago
Current & past employers:	Department of Homeland Security (DHS)
Education:

This borrower member posted the following loan description, which has not been verified:

Hello I am looking to purchase a house soon through naca actually my first appt is sept 24th. I owe on some credit cards about $1800 worth and also I owe on some back taxes about $2700.I plan on paying all this off with this loan. As you know mortgage companies frown upon back taxes. I pay all my credit cards on time an pay well over the minimum. I work for the Government (Department Of Homeland Security) since 11/2004 . I make about 40k a year my checks are $1060 bi-weekly so $2120 a month and will not have trouble paying this loan i actually pay more in monthly credit card payments now than the actual payment of this loan would be...

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,847.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 56 dated September 23, 2009